United States
Securities and Exchange Commission
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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FEDERATED NATIONAL HOLDING COMPANY
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Federated National Holding Company
14050 N.W. 14 Street, Suite 180
Sunrise, Florida 33323

July 26, 2016

Dear Shareholder:

On behalf of the Board of Directors and management of Federated National Holding Company, you are cordially invited to join us at the 2016 Annual Shareholders Meeting to be held at 11:00 a.m. (Eastern Time) on September 13, 2016 at the DoubleTree by Hilton Hotel Sunrise – Sawgrass Mills, 13400 West Sunrise Boulevard, Sunrise, Florida 33323.

Attached to this letter are a Notice of Annual Meeting of Shareholders, Proxy Statement which describes the business to be conducted at the meeting and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015. We also will report on matters of current interest to our shareholders.

At this year’s meeting, you will be asked to:

(1)	elect the five director nominees listed in the Proxy Statement;
(2)	consider a non-binding advisory vote to approve executive compensation;
(3)	consider a non-binding advisory vote on the frequency of the non-binding advisory vote on the Company’s executive compensation;
(4)	consider a proposal to amend the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to eliminate supermajority voting requirements;
(5)	consider a proposal to amend the Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to reduce the percentage of outstanding shares required to call a special meeting; and
(6)	ratify the appointment of our independent registered public accounting firm for 2016.

The Board of Directors recommends that you vote FOR each of the nominees listed in Proposal 1, FOR Proposal 2, FOR one year in Proposal 3, and FOR Proposals 4, 5 and 6.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing and promptly returning a proxy card, or you may vote in person at the Annual Meeting.

Thank you for your continued support of Federated National Holding Company.

Sincerely,
Bruce F. Simberg
Chairman of the Board

FEDERATED NATIONAL HOLDING COMPANY
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 13, 2016

To the Shareholders of Federated National Holding Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Federated National Holding Company, a Florida corporation (the “Company”), will be held at the DoubleTree by Hilton Hotel Sunrise – Sawgrass Mills, 13400 West Sunrise Boulevard, Sunrise, Florida 33323, at 11:00 a.m. (Eastern Time) on September 13, 2016 for the following purposes:

1.	To elect two Class I directors to serve until our annual meeting in 2019, two Class II directors to serve until our annual meeting in 2018 and one Class III director to serve until our annual meeting in 2017;
2.	To hold a non-binding advisory vote on the Company's executive compensation;
3.	To hold a non-binding advisory vote on the frequency of the non-binding advisory vote on the Company's executive compensation;
4.	To amend the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to eliminate supermajority voting requirements;
5.	To amend the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws to reduce the percentage of outstanding shares required to call a special meeting;
6.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year; and
7.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on July 14, 2016 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible.  No postage is required if mailed in the United States.

By Order of the Board of Directors, Rebecca L. Sanchez, Corporate Secretary

Sunrise, Florida
July 26, 2016

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 13, 2016.  The Company’s notice of annual meeting, proxy statement and 2015 Annual Report on Form 10-K, as amended, are available on the Internet at https://materials.proxyvote.com/31422T.

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FEDERATED NATIONAL HOLDING COMPANY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2016

PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Federated National Holding Company of proxies to be voted at our 2016 Annual Meeting of Shareholders to be held on September 13, 2016, at 11:00 a.m. (Eastern Time) at the DoubleTree by Hilton Hotel Sunrise – Sawgrass Mills, 13400 West Sunrise Boulevard, Sunrise, Florida 33323, and at any postponements or adjournments thereof.  In this proxy statement, Federated National Holding Company is referred to as the “Company,” “we,” “our” or “us.”

The approximate date that this proxy statement and the enclosed form of proxy are first being sent to our shareholders is July 26, 2016.  You should review the information provided in this proxy statement with our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015, which is being delivered to shareholders simultaneously with this proxy statement.

GENERAL INFORMATION

Who is entitled to vote at the 2016 Annual Meeting?

Your board has set the close of business on July 14, 2016 as the record date for determining those shareholders entitled to notice of, and to vote on, all matters that may properly come before the Annual Meeting. As of the record date, the Company had approximately 14,264,236 outstanding shares of common stock entitled to notice of, and to vote at, the Annual Meeting. No other securities are entitled to vote at the Annual Meeting. Only shareholders of record on such date are entitled to notice of, and to vote at, the Annual Meeting.

What are the voting rights of shareholders?

Each shareholder of record is entitled to one vote for each share of the Company’s common stock that is owned as of the close of business on the record date on all matters to come before the Annual Meeting. Under our Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), shareholders do not have cumulative voting rights in the election of directors.

How many votes must be present to hold the Annual Meeting?

To conduct business at the Annual Meeting, a quorum must be present. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote on the matters being considered at the Annual Meeting is necessary to constitute a quorum. For purposes of determining whether a quorum exists, we count proxies marked “withhold authority” as to any director nominee or “abstain” as to a particular proposal as being present at the meeting. Shares represented by a proxy as to which there is a “broker non-vote” (that is, where a broker holding your shares in “street” or “nominee” name indicates to us on a proxy that you have given the broker the discretionary authority to vote your shares on some but not all matters), will also be considered present at the meeting for purposes of determining whether a quorum exists.

How do I vote my shares?

This year, we will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process provides you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about July 26, 2016, we will mail to many of our shareholders a Notice of Internet Availability of Proxy Materials ("Notice") containing instructions on how to access our proxy statement and Form 10-K and vote electronically via the Internet. The Notice also contains instructions on how to receive a paper copy of your proxy materials. We will not be mailing this Notice to shareholders who had previously elected to receive notices, access our proxy materials and vote via the Internet, or who had previously elected to receive paper copies of our proxy materials.

In addition, to ensure we achieve a quorum for the Annual Meeting and facilitate voting by our shareholders, we will mail paper copies of our proxy materials to beneficial holders of at least 1,000 shares of our common stock, to shareholders who have specifically requested receipt of paper copies of our proxy materials, and to all registered holders.

To vote by mail, please sign, date and return to the Company as soon as possible the enclosed proxy card. An envelope with postage paid, if mailed in the United States, is provided for this purpose. Properly executed proxies that are received in time and not subsequently revoked will be voted as instructed on the proxies. If you vote by Internet as described above, you need not also mail a proxy to the Company.

You may vote by ballot in person at the Annual Meeting. If you want to vote by ballot, and you hold your shares in street name (that is, through a bank or broker), you must obtain a legal proxy from that organization and bring it to the Annual Meeting. Even if you plan to attend the Annual Meeting, you are encouraged to submit a proxy card or vote by Internet to ensure that your vote is received and counted. If you vote in person at the Annual Meeting, you will revoke any prior proxy you may have submitted.

Will my shares be voted if I do not provide instructions to my broker or nominee?

If you hold shares through an account with a bank or broker, the voting of the shares by the bank or broker when you do not provide voting instructions is governed by the rules of the New York Stock Exchange. In uncontested solicitations, these rules allow banks and brokers to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” banks and brokers may not vote shares without your instruction. Shares that banks and brokers are not authorized to vote are referred to as “broker non votes.” Therefore, if you hold your shares in the name of your broker (sometimes called “street name” or “nominee name”) and you do not provide your broker with specific instructions regarding how to vote on any proposal to be voted on at the Annual Meeting, your broker will not be permitted to vote your shares on non-routine proposals. The only proposal to be voted on at the Annual Meeting that is considered a routine proposal is Proposal 6 regarding the ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2016 fiscal year. All other proposals to be voted on at the Annual Meeting are considered non-routine. Therefore, if you want your vote to be counted on any proposal to be considered at the Annual Meeting, other than Proposal Six, you must instruct your bank or broker how to vote your shares. If you do not provide voting instructions, no votes will be cast on your behalf with respect to such proposals.

What vote is required?

The election of the Board’s nominees for election to the Board of Directors at the Annual Meeting is expected to be an uncontested election. As such, as a result of the recent amendment of the Company’s Amended and Restated Bylaws (the “Bylaws”) to require that directors be elected by a majority of the votes cast, a director will be elected only if a majority of the votes cast for the director exceeds the number of votes cast against the director.

Proposals 2 and 3 are non-binding advisory proposals.  For Proposals 4 and 5, 66-2/3% of the outstanding shares must vote in favor to approve these proposals.  For Proposal 6, the votes cast favoring the proposal must exceed the votes cast against the proposal.

If a shareholder provides specific voting instructions, his or her shares will be voted as instructed. If a shareholder holds shares in his or her name and returns a properly executed proxy without giving specific voting instructions, the shareholder’s shares will be voted “FOR” the Board’s nominees for directors and “FOR” the remaining proposals, as indicated below. In tabulating the votes for any particular proposal, shares that constitute broker non-votes or abstentions will not be counted as votes cast for any non-routine proposal. Thus, broker non-votes and abstentions will not be counted as votes cast “FOR” or “AGAINST” for any of the proposals except for Proposal 6.

How does the Board of Directors recommend that I vote?

Your board unanimously recommends that you vote as follows:

Proposal	Board Recommendation	For More Information, See Page

(1) Election of two Class I directors to serve until our annual meeting in 2019, two Class II directors to serve until our annual meeting in 2018 and one Class III director to serve until our annual meeting in 2017	FOR EACH NOMINEE	8

(2) Non-binding advisory vote on the Company’s executive compensation	FOR	36

(3) Non-binding advisory vote on the frequency of the non-binding advisory vote on the Company’s executive compensation	FOR ONE YEAR	36

(4) Amendments to the Company’s Articles of Incorporation and Bylaws to eliminate supermajority voting requirements	FOR	37

(5) Amendments to the Company’s Articles of Incorporation and Bylaws to reduce the percentage of outstanding shares required to call a special meeting	FOR	39

(6) Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2016 fiscal year	FOR	43

We will also consider other business, if any, that is properly presented at the Annual Meeting.  At the time of mailing this proxy statement, however, we are not aware of any matters to be presented at the Annual Meeting other than those described in this proxy statement.

How have the Company’s corporate governance practices been updated recently?

We have grown significantly, both in revenues and market capitalization, in recent years.   Accordingly, we have updated our corporate governance practices, both to reflect that we are a larger company and to reflect how good corporate governance practices have evolved. We have made the following changes to our corporate governance practices:

▪	We have again separated the roles of Chairman of the Board and Chief Executive Officer.

▪	We updated the composition of our Board so that six of our seven members are independent.

▪	We have implemented majority voting for directors in uncontested elections.

We have also updated our executive compensation programs and practices to reflect evolving governance practices and shareholder feedback. Please see our Compensation Discussion and Analysis on page 19 for a full discussion of these changes.

How will my shares be voted if I mark “Abstain” on my proxy card?

We will count a properly executed proxy card marked “Abstain” as present for purposes of determining whether a quorum is present, but abstentions will not be counted as votes cast for or against any given matter.

What does it mean if I receive more than one proxy card or voting instruction form?

If you hold your shares in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all of your shares are voted, please vote using each proxy card or voting instruction form you receive or, if you vote by Internet, you will need to enter each of your Control Numbers. Remember, you may vote by Internet or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Who will solicit proxies on behalf of the Board?

Proxies may be solicited on behalf of the Board of Directors, without additional compensation, by the Company’s directors, officers and regular employees. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, and personal solicitation by our directors, officers or other regular employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website. Unless expressly indicated otherwise, information contained on our corporate website is not part of this proxy statement.  We have engaged Morrow & Co., LLC, 470 West Ave. Stamford, CT 06902, to assist with the solicitation of proxies for an estimated fee of $6,500 plus expenses.

Who will bear the cost of the solicitation of proxies?

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional soliciting materials furnished to shareholders, will be borne by the Company. Copies of solicitation material will be furnished to banks, brokerage houses, dealers, banks, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015, to beneficial owners. In addition, we will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners upon request.

May I attend the Annual Meeting?

Only holders of the Company’s shares as of the record date are entitled to attend the Annual Meeting. If you are a shareholder of record, please be prepared to provide proper identification, such as a driver’s license or state identification card. If you hold your shares in “street name,” you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee, along with proper identification. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date. No large bags, briefcases or packages will be permitted into the Annual Meeting.

May I record or take pictures at the Annual Meeting?

No cameras, recording equipment, sound equipment or video equipment will be permitted in the meeting room.

Can the Annual Meeting date be changed?

The Annual Meeting may be adjourned or postponed without notice other than by an announcement made at the Annual Meeting, if approved by the holders of a majority of the shares represented and entitled to vote at the Annual Meeting.  No proxies voted against approval of any of the proposals will be voted in favor of adjournment or postponement for the purpose of soliciting additional proxies.  If we postpone the Annual Meeting, we will issue a press release to announce the new date, time and location of the Annual Meeting.

Where and when will I be able to find the voting results?

You can find the official results of the voting at the Annual Meeting in our Current Report on Form 8-K that we will file with the Securities and Exchange Commission within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment to the Form 8-K as soon as practicable after they become available.

What is the Company’s Internet address?

The Company’s Internet address is http://www.fednat.com. You can access this proxy statement, the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 at this Internet address. The Company’s filings with the SEC are available free of charge via a link from this address. Unless expressly indicated otherwise, information contained on our website is not part of this proxy statement. In addition, none of the information on any other website listed in this proxy statement is part of this proxy statement.  Any such website addresses are intended to be inactive textual references only.

Who can answer my questions?

Your vote at this year’s meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have questions or require assistance in the voting of your shares, please call the Company’s Corporate Secretary at (800) 293-2532.

How can I obtain additional copies of these materials or copies of other documents?

Complete copies of this proxy statement and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2015 are also available on our website at www.fednat.com and also may be obtained by contacting our Corporate Secretary by phone at (800) 293-2532 or by mail to the Corporate Secretary, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.

BENEFICIAL SECURITY OWNERSHIP

The following table sets forth, as of July 14, 2016, information with respect to the beneficial ownership of our common stock by (i) each person who is known by us to beneficially own 5% or more of our outstanding common stock, (ii) each of our executive officers named in the Summary Compensation Table in the section “Executive Compensation,” (iii) each of our directors, and (iv) all directors and executive officers as a group.

As used herein, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose or direct the disposition of) with respect to the shares through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the next 60 days. Unless otherwise noted, beneficial ownership consists of sole ownership, voting and investment rights, and the address for each person is c/o Federated National Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class Outstanding (1)
Bruce F. Simberg (2)	499,018	3.50%
Michael H. Braun (3)	458,490	3.21%
Richard W. Wilcox Jr. (4)	186,129	1.30%
Carl Dorf (5)	175,797	1.23%
Jenifer G. Kimbrough (6)	33,914	*
Thomas A. Rogers (7)	8,872	*
William G. Stewart (7)	8,872	*
Peter J. Prygelski III (8)	151,950	1.06%
All directors and executive officers as a group (nine persons) (9)	1,526,342	10.59%

5% or greater holders:
Dimensional Fund Advisors LP (10) Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	748,189	5.25%
BlackRock, Inc. (11) 55 East 52nd Street New York, NY 10022	870,233	6.10%
Douglas Ruth (12) Lenox Capital Management, Inc. 322 Alana Drive New Lenox, IL 60451	1,023,323	7.17%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each beneficial owner listed is c/o Federated National Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323. The percentage of class outstanding is based on 14,264,236 shares outstanding as of July 14, 2016.

(2)	Includes 3,653 shares of restricted stock, 33 1/3% of which vest each year beginning on March 10, 2017.

(3)	Includes 60,000 shares of restricted stock, which began vesting over five years beginning on August 5, 2014, 14,666 shares of restricted stock, which began vesting over three years beginning on March 4, 2015, 36,000 shares of restricted stock, 20% of which began vesting each year beginning on September 9, 2015, 40,000 shares of restricted stock, 20% of which began vesting each year beginning on December 9, 2015, 21,998 shares of restricted stock, 33 1/3% of which began vesting each year beginning on March 10, 2016, 50,000 shares of restricted stock, of which vest over five years beginning on May 5, 2016, 31,315 shares of restricted stock, 20% of which vest each year beginning on March 10, 2017 and 40,000 shares of common stock issuable upon the exercise of vested stock options held by Mr. Braun.

(4)	Includes 3,000 shares of common stock held in Mr. Wilcox’s IRA, 40,000 shares of common stock held by Mr. Wilcox’s spouse, 1,047 shares of restricted stock, which began vesting over three years beginning on March 4, 2015, 8,000 shares of restricted stock, 20% of which vest each year beginning on September 9, 2015, 1,389 shares of restricted stock, 33 1/3% of which vest each year beginning on March 10, 2016 and 3,653 shares of restricted stock, 33 1/3% of which vest each year beginning on March 10, 2017 .

(5)	Includes 63,491 shares of common stock held by Dorf Trust, 59,624 shares of common stock held by Carl Dorf Rollover IRA, 1,047 shares of restricted stock, which began vesting over three years beginning on March 4, 2015, 8,000 shares of restricted stock, 20% of which began vesting each year beginning on September 9, 2015, 1,389 shares of restricted stock, 33 1/3% of which began vesting each year beginning on March 10, 2016, 3,653 shares of restricted stock, 33 1/3% of which vest each year beginning on March 10, 2017 and 25,000 shares of common stock issuable upon the exercise of vested stock options held by Mr. Dorf.

(6)	Includes 1,047 shares of restricted stock, which began vesting over three years beginning on March 4, 2015, 8,000 shares of restricted stock, 20% of which vest each year beginning on September 9, 2015, 1,389 shares of restricted stock, 33 1/3% of which vest each year beginning on March 10, 2016 and 15,000 shares of common stock issuable upon the exercise of vested stock options held by Ms. Kimbrough.

(7)	Includes 3,653 shares of restricted stock, 33 1/3% of which vest each year beginning on March 10, 2017 and 5,219 shares of restricted stock, 20% of which vest each year beginning on March 10, 2017.

(8)	Includes 40,000 shares of common stock issuable upon the exercise of stock options held by Mr. Prygelski, who resigned as Chief Financial Officer, Treasurer and a director of the Company on June 20, 2016.

(9)	In addition to the shares described in notes (2) through (8) above, also includes 3,300 restricted shares granted to Erick A. Fernandez, the Company’s Interim Chief Financial Officer, 33-1/3% of which vest each year beginning March 10, 2017.

(10)	This information is based on an Amendment No. 6 to Schedule 13G filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2016.

(11)	This information is based on an Amendment No. 1 to the Schedule 13G filed with the SEC on January 26, 2016.

(12)	This information is based on a Schedule 13G filed with the SEC on June 28, 2016.

PROPOSAL ONE:  ELECTION OF DIRECTORS

Nominees for Re-Election

Our Articles of Incorporation provide that our Board of Directors consists of three classes of directors, as nearly equal in number as possible, designated Class I, Class II and Class III, and provides that the exact number of directors comprising our Board of Directors will be determined from time to time by resolution adopted by the Board.  At each annual meeting of shareholders, successors to the class of directors whose terms expire at that annual meeting are elected for a three-year term.

Our Board of Directors is currently composed of seven members.  The current term of the Class I directors, Michael H. Braun and Jenifer G. Kimbrough, terminates at this Annual Meeting and each have been nominated for re-election to the Board.  If re-elected, they will serve until the 2019 annual meeting. Bruce F. Simberg, Thomas A. Rogers and William G. Stewart are also being nominated for re-election at this Annual Meeting because all three were initially elected to the Board by the Board members after the 2015 annual meeting of shareholders.  If re-elected by the shareholders at this Annual Meeting, then each will serve the remaining term of his applicable class.  The term of the Class III directors, Carl Dorf and Thomas A. Rogers, terminates at our 2017 annual meeting.  The term of the Class II directors, Bruce F. Simberg, Richard W. Wilcox Jr. and William G. Stewart, terminates at our 2018 annual meeting.

Pursuant to a recent amendment to the Company’s Bylaws, directors must receive a majority of the votes cast to be elected to the Board.  Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for directors without instructions from the beneficial owners; therefore, it is important that all shareholders complete, sign and return the voting instruction forms that they receive from their brokers as promptly as possible.  In this election, which is not contested, a vote withheld as to the nominee being proposed for election to the Board will not be counted as votes cast for purposes of the election of directors at this Annual Meeting, but will be counted for purposes of determining the presence of a quorum.

Except as noted above, it is intended that shares represented by proxies will be voted for all of the nominees for re-election to the Board, Michael H. Braun, Jenifer G. Kimbrough, Thomas A. Rogers, Bruce F. Simberg and William G. Stewart.  All of the nominees have consented to continue to serve on our Board of Directors and the Board of Directors has no reason to believe that any of them will not serve if elected.  If, however, any of the nominees should become unavailable to serve as a director, and if the Board has designated a substitute nominee, the persons named as proxies will vote for this substitute nominee.

Experience of Nominees

The following provides information regarding the individual recommended and nominated by the Board of Directors to serve as Class I, II and III directors of the Company, including the nominee’s respective age, principal occupation, business experience for at least the past five years and directorships in other reporting companies:

Michael H. Braun was appointed Chief Executive Officer of the Company in July 2008, President in June 2009, elected to the Board of Directors in December 2005 and served as Chairman of the Board from March 2015 to January 2016.   Previously, Mr. Braun was Chief Operating Officer, where he was responsible for the Company’s day-to-day operations and strategic product portfolio.  Mr. Braun has also served as President of Federated National Insurance Company (“FNIC”), a subsidiary of the Company, since September 2003, a position that he continues to hold. Previously, he held key management positions within FNIC, responsible for operations, marketing and underwriting.  Prior to joining the Company, Mr. Braun was Managing Partner for an independent chain of insurance agencies, which was acquired by the Company in 1998.  Mr. Braun received a Bachelor’s of Science degree in Business Administration from the State University of New York.  Mr. Braun does not serve on the board of directors of any other SEC reporting company.

Mr. Braun’s nearly 20-year tenure with the Company, together with his substantial experience in all aspects of insurance company operations, including product development, strategy, reinsurance and underwriting, have been critical to the Company’s growth in the Florida homeowners’ insurance market.

Jenifer G. Kimbrough has served as a director of the Company since April 2009.  Ms. Kimbrough serves as Managing Director, Chief Financial Officer at Oakworth Capital Bank since October 2015, prior to which Ms. Kimbrough was the Vice President of Compliance and Audit for Surgical Care Affiliates from March 2010 to October 2015.  Prior to 2010, Ms. Kimbrough served as the Vice President of Assurance and Process Improvement. Prior to 2007, Ms. Kimbrough was the Senior Vice President of Investor Relations at Regions Financial Corporation.  From 1993 to 2003, Ms. Kimbrough served as an Audit Senior Manager at Ernst & Young LLP.  Ms. Kimbrough received her certification as a Certified Public Accountant (“CPA”) from the Alabama State Board of Public Accountancy in 1994 and obtained a Bachelor’s of Science degree in Commerce & Business Administration (Accounting) from The University of Alabama in 1993.  Ms. Kimbrough is a member of several professional societies, including: American Woman’s Society of Certified Public Accountants (“AWSCPA”), Alabama State Society of Certified Public Accountants and American Institute of Certified Public Accountants (“AICPA”).  Additionally, she recently served on the AICPA Women’s Initiative Executive Committee and as National President of the AWSCPA and serves in various volunteer leadership capacities.  Ms. Kimbrough does not serve on the board of directors of any other SEC reporting company.

Ms. Kimbrough brings her significant knowledge in compliance and audit, from both the issuer’s perspective and the auditor’s perspective, to the Company and the Board.

Thomas A. Rogers has served as a director of the Company since October 1, 2015. Mr. Rogers has more than 40 years’ experience in the reinsurance industry, including 22 years serving in senior executive officer positions with Aon Benfield Inc. until his retirement in 2014 as its Vice Chairman. Prior to Aon Benfield, Mr. Rogers spent 18 years with both reinsurance underwriting and intermediary companies and specialized in the development and management of specialized property and casualty lines. Mr. Rogers received his Bachelor’s of Science degree from Drexel University.  Mr. Rogers does not serve on the board of directors of any other SEC reporting company.

Mr. Rogers’ significant knowledge of reinsurance underwriting, including day-to-day insurance operations, and in specialized property and casualty lines provides the Board with expertise that is highly relevant to the Company’s current operations and that will be beneficial in connection with possible future expansion of the Company’s business lines.

Bruce F. Simberg rejoined the Board on January 29, 2016, after serving as a director of the Company from January 1998 to March 2015. Mr. Simberg has been a practicing attorney since October 1975, most recently as managing partner of Conroy, Simberg, Ganon, Krevans, Abel, Lurvey, Morrow & Schefer, P.A. (“Conroy Simberg”), a law firm in Hollywood, Florida, since October 1979.  Mr. Simberg received his Bachelor’s of Science degree from Emory University and his Juris Doctor from the University of Miami.  Mr. Simberg does not serve on the board of directors of any other SEC reporting company.

Mr. Simberg has significant historical knowledge and understanding of the Company’s development, as well as significant experience in insurance-related and other litigation and risk assessment matters.

William G. Stewart has served as a director of the Company since October 1, 2015. Mr. Stewart has significant experience in administration and investment management. He has served as the Deputy Secretary of Administration for the State of Maryland, Department of Public Safety and Correctional Services, since February 2015.   From 2003 to 2007, Mr. Stewart was an Assistant Secretary for Administration/Business Services and an Acting Deputy Secretary for the State of Maryland, Department of Juvenile Services. He has more than 35 years’ experience in the securities industry, including as a Senior Consultant at Asset Strategy Consultants, an investment management consulting firm, from 2007 to 2015, and as a senior executive officer and registered representative at Mercantile Capital Advisors, Inc. from 2000 to 2002, and at BT Alex. Brown Incorporated and Alex. Brown & Sons Incorporated from 1973 to 1999. Mr. Stewart received a Bachelor of Arts degree from Princeton University and a Masters of Business Administration from the University of Virginia Graduate School of Business Administration.  Mr. Stewart does not serve on the board of directors of any other SEC reporting company.

Mr. Stewart’s significant experience in administration and investment management provides the Board with greater depth of knowledge regarding management of the Company’s investment portfolio.

Vote Required and Recommendation

The nominees for election to the Board of Directors who receive at least a majority of the votes cast for the election of directors by the shares present, in person or by proxy, shall be elected directors.  Shareholders do not have the right to cumulate their votes for directors.  In this non-contested election of directors, a vote withheld will have no effect on the outcome.  Under Rule 452 of the New York Stock Exchange, brokers may not cast discretionary votes for the election of directors without instructions from the beneficial owners of the shares.

The Board of Directors recommends a vote FOR the nominees for directors set forth above.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our continuing directors and executive officers as of July 14, 2016:

Name	Age	Position with Company
Michael H. Braun (1)	48	Chief Executive Officer, President, Class I Director
Jenifer G. Kimbrough (2)(4)(5)	45	Class I Director
Bruce F. Simberg (1)(3)(4)(5)	67	Chairman of the Board, Class II Director
Richard W. Wilcox Jr. (2)(4)(5)	74	Lead Independent Director Class II Director
William G. Stewart (3)(5)	67	Class II Director
Carl Dorf (2)(3)(5)	75	Class III Director
Thomas A. Rogers (1)(4)(5)	64	Class III Director
Erick A. Fernandez	37	Interim Chief Financial Officer

(1)	Business Development Committee Member
(2)	Audit Committee Member
(3)	Investment Committee Member
(4)	Compensation Committee Member
(5)	Nominating Committee Member

The business experience of Michael H. Braun and Jenifer G. Kimbrough, the nominees to serve as Class I Directors, Bruce F. Simberg and William G. Stewart, the nominees to serve as Class II Directors, and Thomas A. Rogers, the nominee to serve as a Class III Director, appears under the caption "Nominees for Re-election" beginning on page 7.

Richard W. Wilcox Jr. has served as a director of the Company since January 2003.  Mr. Wilcox has been in the insurance industry for more than 40 years.  In 1963, Mr. Wilcox purchased an insurance agency that he grew into a business generating $10 million in annual revenue.  In 1991, Mr. Wilcox sold his agency to Hilb, Rogal and Hamilton Company (“HRH”) of Fort Lauderdale, for which he retained the position of President through 1998.  In 1998, HRH of Fort Lauderdale merged with Poe and Brown of Fort Lauderdale, and Mr. Wilcox served as the Vice President of Poe and Brown until 1999, when he retired.  Mr. Wilcox holds CIC designation as a member of the Society of Certified Insurance Counselors.  Mr. Wilcox also holds an Advanced Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization.  Mr. Wilcox does not serve on the board of directors of any other SEC reporting company.

Mr. Wilcox’s substantial experience with insurance agency operations, his overall knowledge of the insurance industry, as well as his historical knowledge of the Company, are considered to be valuable expertise for the Board.

Carl Dorf has served as a director of the Company since August 2001.  Mr. Dorf has over 40 years of diversified investment experience as a security analyst, portfolio manager, mutual fund manager and hedge fund manager.  He earned the Chartered Financial Analyst (CFA) designation and in the past served as director of the Los Angeles Society of Security Analysts.  Since April 2001, Mr. Dorf has been the principal of Dorf Asset Management, LLC, and is responsible for all investment decisions made by that company.  From January 1991 to February 2001, Mr. Dorf served as the Fund Manager of ING Pilgrim Bank and Thrift Fund.  Prior to his experience at Pilgrim, Mr. Dorf was a principal in Dorf & Associates, an investment management company.  Mr. Dorf has a Bachelor’s degree in Business Administration, with a minor in accounting, and a Master’s of Business Administration in finance from the Bernard Baruch School of Business and Public Administration, The City College of New York.  Mr. Dorf does not serve on the board of directors of any other SEC reporting company.

The Board believes that Mr. Dorf’s significant knowledge and experience in investments and financial instruments, in addition to his long tenure on the Board, are important additions to the Board.

Erick A. Fernandez was appointed to serve as the Company’s Interim Chief Financial Officer on June 20, 2016.  Mr. Fernandez joined the Company in January 2016 and was the Company’s Vice President, Corporate Accounting and Reporting, until his appointment as Interim Chief Financial Officer.  Mr. Fernandez brings more than 15 years of experience in accounting, finance, financial reporting and auditing.  Prior to joining the Company, Mr. Fernandez worked for Verizon Communications, Inc. in that company’s Cloud and Datacenter segment as a Senior Director of Financial Planning and Analysis, responsible for strategic planning and finance operations.  From June 2008 to June 2011, Mr. Fernandez held various finance and accounting positions at Terremark Worldwide, Inc., including Senior Director of Accounting and External Reporting, Director of Budgeting and Reporting, and Director of SEC Reporting.  From September 2001 to June 2008, Mr. Fernandez worked for “Big 5” accounting firms, including as an Audit Manager at Ernst & Young LLP from May 2002 to June 2008.  Mr. Fernandez is a Certified Public Accountant and received his Bachelor’s degree in accounting and a Master’s of Business Administration from Florida International University.
Mr. Fernandez was appointed to his position following the resignation on June 20, 2016 by Peter J. Prygelski III from his positions as a director and Chief Financial Officer and Treasurer of the Company to pursue other opportunities. The Company thanks Mr. Prygelski for his nine years of service to the Company and the contributions he has made to the Company’s success.  The Company wishes him well in his future endeavors.

CORPORATE GOVERNANCE

Corporate Governance Update

The Company has experienced significant growth, both in revenues and market capitalization, in recent years.  The Board of Directors has received feedback from shareholders and others regarding certain provisions of the Company’s articles of incorporation and bylaws, which reflect anti-takeover provisions that were typical when the Company first became publicly traded in 1998 and which have fallen out of favor with investors.  With that feedback in mind, and being cognizant of the Company’s recent growth, the Board of Directors has undertaken a comprehensive review of our Company’s corporate governance, including the Company’s articles of incorporation and bylaws.  This review was done in conjunction with a review by our Compensation Committee of our executive compensation practices, which resulted in significant updates to our executive compensation practices as described more fully below under the caption “Compensation Discussion and Analysis.”  The Board believes that certain of the Company’s current corporate governance practices and provisions of its articles and bylaws continue to have merit for a public company that is a comparable size to the Company and that is in the Company’s industry.  Still, the Board agrees that updating of the Company’s corporate governance practices are advisable now and has approved the following actions:

•	The Board added two new independent directors in 2015, with the result that six of the seven Board members are independent.

•	We separated the roles of Chairman of the Board and Chief Executive Officer with Bruce F. Simberg’s return to the Board.

•	The Board has amended the Company’s bylaws to implement a majority voting standard for uncontested elections of directors.

•	The Board is proposing amendments to the Company’s articles and bylaws to reduce the supermajority requirement (66-2/3% of the shares outstanding) to amend certain provisions to a majority of shares outstanding.

•	The Board is proposing an amendment to the Company’s articles and bylaws to reduce the percentage of shares required to call a special meeting from 33% to 25%.

•	The Board approved stock ownership and retention guidelines applicable to our directors, in addition to our Chief Executive Officer and Chief Financial Officer. Under these guidelines, our outside, non-employee directors are each required to hold shares of the Company’s common stock with a value of at least four times the annual retainer. The guidelines further provide that the outside directors should achieve the guideline amounts within five years of the policy’s adoption and, until the guideline amounts are achieved, our directors must retain 66-2/3% of any shares received as equity grants from the Company, net of shares withheld or sold to pay taxes.

•	The Board prohibited hedging or pledging the Company’s common stock, without exception.

•	The Board has adopted corporate governance guidelines, which update, consolidate and memorialize the corporate governance practices followed by the Board and the Company.

The Board believes that these steps are all significant steps forward as the Company continues its growth.

Leadership Structure

The Chairman of the Board is elected by the members of the Board and typically presides at all meetings of the Board.  During 2015, Michael H. Braun, our Chief Executive Officer and President, served as our Chairman, and Richard W. Wilcox Jr., an independent member of the Board since 2003, served as the Board’s Lead Independent Director.  Bruce F. Simberg rejoined the Board in January 2016 and has resumed his role as Chairman.  The Board determined that Mr. Wilcox will continue to serve as Lead Independent Director and will work with Mr. Simberg to ensure that the independent members of the Board continue to have effective and current communications among themselves and with the Company’s management. The responsibilities of the Company’s Chairman of the Board are: (i) presiding at all meetings of the Board (with the Lead Independent Director presiding at meetings where the Chairman is not present), including presiding at executive sessions of the Board (without management present) at every regularly scheduled Board meeting, (ii) serving as a liaison between management and the independent directors, (iii) providing input regarding meeting agendas, time schedules and other information provided to the Board, and (iv) being available for direct communication and consultation with major shareholders, as appropriate, upon request. Our Chairman also has the authority to call meetings of the independent directors. The Chief Executive Officer is currently the only member of management on the Board.

The Company believes that its Board as a whole should encompass a range of talent, skill, diversity, and expertise enabling it to provide sound guidance with respect to the Company's operations and interests. The Company's policy is to have at least a majority of directors qualify as independent as defined by the listing and maintenance rules of The Nasdaq Stock Market (the “Nasdaq Rules”).  The Nominating Committee identifies candidates for election to the Board of Directors; reviews their skills, characteristics and experience; and recommends nominees for director to the Board for approval. The Nominating Committee's Charter provides that the Board of Directors as a whole should be diverse and consist of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise and local or community ties.  Minimum individual requirements include strength of character, mature judgment, familiarity with the Company's business and industry, independence of thought and an ability to work collegially.  The Board believes that the qualifications of the directors, as set forth in their biographies above provide them with the qualifications and skills to serve as a director of our Company.

Board Self-Assessment Process

The Board believes that ongoing self-assessment is important to strengthening its performance and fulfilling its role on behalf of the Company’s shareholders.  To that end, the Board conducts an annual evaluation process that begins by asking each Board member to complete a comprehensive evaluation form that addresses the Board’s overall performance and the individual director’s performance.  Overall Board performance is evaluated based on, among other things, the conduct of Board meetings, the composition of the Board, the quality of information provided to the Board, and access to management.  Individual performance is evaluated to determine, among other things, whether the director continues to be able to devote the necessary time to Board and committee matters, whether the director’s skills are best utilized, and whether the director contributes to Board decision making.  These evaluation forms are reviewed by the Chairman of the Board and the entire Board, and are discussed in detail at a Board meeting.

Board Continuing Education

The Company encourages its directors to remain current in corporate governance, compliance and industry topics facing publicly traded insurance companies such as the Company.  In that regard, the Company provides directors with the opportunity to attend seminars and conferences on director education, board leadership, current issues facing the insurance industry generally and the Florida insurance market in particular, governance, risk management and other subjects of interest to Board members and relevant to the Company.  Certain of our directors also obtain significant continuing education relevant to the Company in connection with their professional licenses and certifications in accounting, finance and law.

Corporate Governance Guidelines

As part of its recent review and update of the Company’s corporate governance practices, the Board has adopted Corporate Governance Guidelines, which are intended to update, consolidate and memorialize the corporate governance practices to be followed by the Board and the Company.  Among other things, the guidelines address the following matters relating to the Board and its committees:

  •   Director qualifications generally and guidelines on the composition of the Board and its committees;

  •   Director responsibilities and the standards for carrying out such responsibilities;

  •   Board membership criteria;

  •   Board committee requirements;

  •   Director compensation;

  •   Director access to management and independent advisors;

  •   Director orientation and continuing education requirements; and

  •   CEO evaluation, management succession and CEO compensation.

Risk Oversight

The Board’s role in connection with risk oversight is to oversee and monitor the management of risk practiced by the Company’s management in the performance of their duties.  The Board does this in a number of ways, principally through the oversight responsibility of committees of the Board, but also as part of the strategic planning process. For example, our Audit Committee oversees management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls over financial reporting. Our Nominating Committee oversees risk associated with corporate governance and the Company’s code of conduct, including compliance with listing standards for independent directors and conflicts of interest.  Our Compensation Committee oversees the risk related to our executive compensation plans and arrangements.  Our Investment Committee oversees the risks related to managing our investment portfolio.  Our Directors Compensation Committee has been responsible for reviewing and recommending our non-employee director compensation plans and arrangements.  The full Board receives reports on a regular basis regarding each committee’s oversight from the chairperson of each committee when reporting on their committee’s actions at regular Board meetings, as well as overseeing the development and implementation of strategic initiatives.

Meetings and Committees of the Board of Directors

During 2015, the Board of Directors held eight regular meetings, seven special meetings and took actions by written consent on three occasions. During 2015, no director attended fewer than 75% of the Board and committee meetings held during this period.  The Board of Directors encourages, but does not require, its directors to attend the Company’s annual meeting.  Last year, the five directors that constituted the entire Board at the time attended our annual meeting.

The Board has determined that the following directors continue to be independent pursuant to the Nasdaq Rules applicable to the Company:  Bruce F. Simberg, Carl Dorf, Richard W. Wilcox Jr., Jenifer G. Kimbrough, William G. Stewart and Thomas A. Rogers.

To facilitate the Board’s oversight functions and to take advantage of the knowledge and experience of its members, the Board has created several standing committees.  These committees, the Audit, Investment, Nominating, Compensation and Business Development Committees, allow regular risk oversight and monitoring, and deeper analysis of issues before the Board.  The Audit and Compensation committee structures also require committees to be comprised exclusively of independent directors.  The membership of the standing committees is reviewed from time to time, and specific committee assignments are proposed and appointed by the Board. In addition, among their other respective duties, the Board and Audit Committee each conduct an annual assessment to evaluate their effectiveness.

Charters for the Audit, Compensation and Nominating Committees, and the Corporate Governance Guidelines, are available upon the Company’s website at www.fednat.com and are also available in print to any shareholder upon request from our Corporate Secretary.

Audit Committee.  As of December 31, 2015, the Audit Committee was composed of Jenifer G. Kimbrough, who served as the Chair, Richard W. Wilcox Jr. and Carl Dorf.  Each member was determined to be “independent” as defined under the Nasdaq Rules applicable to the Company and SEC rules for Audit Committee membership.  Ms. Kimbrough, who is a Certified Public Accountant, was designated as a “financial expert” as that term is defined in the applicable rules and regulations of the Exchange Act based on her understanding of U.S. generally accepted accounting principles (“GAAP”) and financial statements; her ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; her experience preparing, auditing, analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more persons engaged in such activities; her understanding of internal controls and procedures for financial reporting; and her understanding of audit committee functions.  The Audit Committee held five regular meetings in fiscal 2015 and four special meetings.

Pursuant to its written charter, the duties and responsibilities of the Audit Committee include, but are not limited to, (a) the appointment of the independent certified public accountants and any termination of such engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing and financial statement matters, and (e) reporting its recommendations and findings to the full Board of Directors.  The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next committee meeting. The Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and reports at least annually to the Audit Committee.

Compensation Committee.  As of December 31, 2015, the Company’s Compensation Committee was composed of Jenifer G. Kimbrough and Richard W. Wilcox Jr., Bruce F. Simberg was appointed to this committee when he rejoined the Board in January 2016 and Thomas A. Rogers was appointed to this committee in March 2016.  Each member is independent as defined by the Nasdaq Rules.  The Compensation Committee performs the duties and responsibilities pursuant to its charter, which includes reviewing and approving the compensation of the Company's executive officers.  Mr. Wilcox serves as the Chairman.  During fiscal 2015, the Compensation Committee held two regular meetings.

For the 2015 fiscal year, the Compensation Committee engaged the independent executive compensation consulting firm of Meridian Compensation Partners, LLC (“Meridian”) to review the structure and competitiveness of the Company’s executive and director compensation for 2015.  Meridian provides no other services to the Company other than those directly to the Compensation Committee relating to executive and director compensation.  Meridian attends meetings of the Compensation Committee at the request of the committee, meets with the Compensation Committee in executive sessions without the presence of management, and communicates with the Chairman of the Compensation Committee with respect to emerging issues.

The Compensation Committee Chairman and certain Company officials furnished Meridian with information concerning the compensation of its executives and copies of their employment contracts.  After review, Meridian provided the Compensation Committee with a detailed report concerning its current and future executive compensation program along with observations of comparable companies.  The Compensation Committee met with a representative of Meridian to review and discuss their findings and recommendations.  The Compensation Committee may use the services of Meridian or other comparable companies in the future to assist it in providing a fair and competitive compensation plan for its executives.

Nominating Committee.  As of December 31, 2015, the Company’s Nominating Committee was composed of Jenifer G. Kimbrough, Carl Dorf, and Richard W. Wilcox Jr.  Bruce F. Simberg was appointed to this committee when he rejoined the Board in January 2016 and Thomas A. Rogers and William G. Stewart were appointed to this committee in March 2016.  Each member is independent as defined by the Nasdaq Rules.

The Nominating Committee will consider candidates for director who are recommended by its members, by other Board members and by management of the Company and who have the experience and skill set best suited to benefit the Company and its shareholders.  The Nominating Committee will consider nominees recommended by our shareholders if the shareholder submits the nomination in compliance with the advance notice, information and other requirements described in our bylaws and applicable securities laws.  The Nominating Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by its members, other members of the Board, or other persons.

It is the Board’s policy to identify qualified potential candidates without regard to any candidate’s race, color, disability, gender, national origin, religion or creed.  In recommending proposed nominees to the full Board, the Nominating Committee is charged with building and maintaining a Board that has an ideal mix of talent and experience to achieve the Company’s business objectives.  In particular, the Nominating Committee considers all aspects of a candidate’s qualifications in the context of the needs of the Company at that point in time with a view to creating a Board with a diversity of experience and perspectives.  Among the qualifications, qualities and skills of a candidate considered important by the Nominating Committee is a person with strength of character, mature judgment, familiarity with the Company’s business and industry, independence of thought and an ability to work collegially.

Shareholders who wish to recommend nominees to the Nominating Committee should submit their recommendation in writing to the Secretary of the Company at its executive offices pursuant to the requirements contained in Article III, Section 13 of the Company’s Bylaws.  This section provides that the notice shall include: (a)  as to each person who the shareholder proposed to nominate for election, (i) name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person, (iv) the consent of each nominee to serve as a director of the Company if so elected and (v) any other information relating to the person that is required to be disclosed in solicitation for proxies for the election of directors pursuant to Rule 14A under the Exchange Act; and (b) as to the shareholder giving the notice, the name and record address of the shareholder, and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the shareholder.  The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company.  To be timely, a shareholder’s notice shall be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days nor more than 90 days prior to the meeting.  If we give less than 70 days’ notice or prior public disclosure of the date of the meeting date, however, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever first occurs.

Investment Committee.  As of December 31, 2015, the Company’s Investment Committee was composed of Peter J. Prygelski III, Carl Dorf, and William G. Stewart.  Bruce F. Simberg was appointed to this committee when he rejoined the Board in January 2016.  The Investment Committee manages our investment portfolio pursuant to its adopted Investment Policy Statement.  Mr. Dorf serves as the Chairman.  During fiscal 2015, the Investment Committee held four regular meetings and took action by written consent on one occasion.

Directors Compensation Committee.  As of December 31, 2015, the Company’s Directors Compensation Committee was composed of Michael H. Braun, Richard W. Wilcox Jr. and Jenifer G. Kimbrough.  The Directors Compensation Committee performed the duties and responsibilities pursuant to its charter, which included reviewing and recommending the compensation of the Company's independent directors for approval by the full Board of Directors.  During fiscal 2015, the Directors Compensation Committee held three regular meetings and Mr. Wilcox served as the Chairman.  In March 2016, the Board transferred the responsibilities of this committee to the Board’s Compensation Committee.

Business Development Committee.  This committee was formed in March 2016 to provide advice, oversight and guidance both to management of the Company and to the Board on matters involving the Company’s development of programs and projects, and acquisitions of new technologies or products and other business opportunities of strategic importance to the Company.  Thomas A. Rogers serves as the Chairman and Michael H. Braun and Bruce F. Simberg are the other committee members.

Code of Conduct

We have adopted a Code of Conduct for all employees, officers and directors of the Company.  A copy of our Code of Conduct is available on our web site at www.fednat.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers, directors, and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership and certain changes in beneficial ownership with the SEC and to furnish us with copies of those reports. To our knowledge, based solely on a review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the year ended December 31, 2015, our officers, directors and greater than 10% shareholders timely filed all reports required by Section 16(a), except for the Form 3 filed by Thomas A. Rogers on the 14th day following his appointment to the Board of Directors due to delayed receipt of his filing codes from the SEC.

STOCK PERFORMANCE CHART

The chart below shows the Company’s cumulative total shareholder return during the five fiscal years ending December 31, 2015. The graph also shows the cumulative total returns of the SNL Insurance P&C Index and the NASDAQ Composite Index. The comparison assumes $100 was invested on December 31, 2010 in the Company’s common stock and in each of the indices shown, and assumes that all of the dividends were reinvested.  Past performance is not necessarily an indicator of future results.

Our filings with the SEC may incorporate information by reference, including this proxy statement.    Unless we specifically state otherwise, the information under this heading "Stock Performance Graph" shall not be deemed to be "soliciting materials" and shall not be deemed to be "filed" with the SEC or incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “Securities Act”), and Exchange Act.

Federated National Holding Company

Total Return Performance
1,000
900
800
700
600
500
400
300
200
100
0
Index Value
Federated National Holding Company
NASDAQ Composite
SNL Insurance P&C
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15

		Period Ending
Index	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14	12/31/15
Federated National Holding Company	100.00	93.08	168.84	468.98	777.26	956.69
NASDAQ Composite	100.00	99.21	116.82	163.75	188.03	201.40
SNL Insurance P&C	100.00	101.10	119.34	158.11	181.59	187.84

Source : SNL Financial LC, Charlottesville, VA
© 2016
www.snl.com

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following Compensation Discussion and Analysis describes the components and objectives of the Company’s executive compensation program for fiscal 2015 for our “Named Executive Officers,” describes the process through which the decisions regarding executive compensation are made, and describes the results of this decision-making process.  Our Named Executive Officers for fiscal 2015 were our Chief Executive Officer and President and our Chief Financial Officer.  In June 2016, our Chief Financial Officer, Peter J. Prygelski III, resigned his positions with the Company and its subsidiaries and affiliates to pursue other opportunities.  The following Compensation Discussion and Analysis reflects his compensation for fiscal 2015 and the Compensation Committee’s decisions with respect to the compensation for fiscal 2016 for the Named Executive Officers.

Philosophy of the Company’s Executive Compensation Programs

The Compensation Committee of the Board is responsible for establishing, implementing and monitoring adherence to the Company’s compensation philosophy and oversees our compensation programs for our Named Executive Officers.  With respect to executive compensation, the Compensation Committee’s primary goals are to retain the most qualified, knowledgeable, dedicated and seasoned executives possible; provide challenging but attainable goals by which to measure performance; reward them for their contributions to the development of the Company’s business; and align the executives’ compensation and incentives with the Company’s performance and the interests of our shareholders.  The Compensation Committee also endeavors, while compensating our Named Executive Officers for their performance, to structure the Company’s compensation programs so as to not encourage unnecessary or excessive risk-taking.  The Compensation Committee believes that crafting incentives so as to not encourage unnecessary or excessive risk taking is especially important in the homeowners’ insurance industry in the Company’s home state of Florida.

The Compensation Committee is committed to ensuring our compensation programs reflect strong governance practices and shareholder feedback.

What We Do

✓	Introducing performance-based vesting criteria for a portion of the equity awards to our executive officers.

✓	Establish objective performance criteria at the beginning of the year as the basis for determining incentive payouts.

✓	Implemented a clawback policy that allows for the recovery of previously paid incentive compensation in the event of a restatement of our financial statements.

✓	Established stock ownership and retention guidelines for our officers and directors.

✓
Require a “double trigger” for the payment of change-in-control payments under our Chief Executive Officer’s employment agreement, meaning that payments will not be triggered without a qualifying termination following a change in control.

✓	Compensation Committee composed solely of independent directors, advised by an independent compensation consultant.

What We Do Not Do

✗	No tax gross-ups on perquisites.

✗	No change-in-control excise tax gross-ups.

✗	No excessive perquisites.

✗	No hedging or pledging of the Company’s common stock.

The Company’s 2015 Performance

The Company’s financial results were strong for 2015, reflecting achievement of important Company goals and resulting in increased shareholder value:

•	32.9% increase in Florida homeowners’ policies to approximately 243,000 and a 41% increase in our market share;

•	30.9% increase in gross written premiums to $493.8 million;

•	24.5% increase in total revenues to $249.9 million;

•	13.8% increase in pre-tax net income to $65.2 million;

•	9.9% increase in net income attributable to the Company’s shareholders to $40.9 million;

•	28.6% increase in book value per share, including non-controlling interest, to $18.17;

•	Operating expenses as a percentage of total revenue, excluding start-up costs relating to the organization of Monarch National Insurance Company (“Monarch”), remaining flat even with the Company’s growth;

•	Continued development of our partnerships to expand the policies we write, including our agreement with Allstate;

•	Completion of Monarch’s organization and its approval to begin writing homeowners’ insurance in Florida; and

•	Increases in the Company’s dividend from $0.04 per share to $0.05 per share beginning December 1, 2015, with a further increase to $0.06 per share beginning June 1, 2016.

These 2015 accomplishments followed another extremely successful year in 2014, in which the Company achieved a 57% increase in Florida homeowners' policy count to 182,557, a 55% increase in gross written premiums to $377.2 million, a 192% increase in net income to $37.2 million, and a 42% increase in book value per share to $14.13.

Therefore, in reviewing our Named Executive Officers’ compensation and incentive programs for 2015, the Compensation Committee considered the Company’s significant achievements in 2015, which continued the positive trends in 2014.  The Compensation Committee also took into account each Named Executive Officer’s contributions to these achievements, his role in the Company’s goals and plans for 2016, his experience and knowledge, and his tenure with the Company.  The Compensation Committee believes that the objectives of the Company’s compensation programs were met and the Company’s compensation programs appropriately compensated our Named Executive Officers for their performance in 2015.

Results of Our Evaluations

The following table summarizes the Compensation Committee’s 2015 compensation decisions for our Named Executive Officers, consistent with how the Compensation Committee views total compensation.  The Compensation Committee reached these compensation decisions based on its evaluation of performance relative to the incentive criteria established at the beginning of 2015 as described below.  For comparative purposes, the table also presents 2014 and 2013 compensation decisions for our Named Executive Officers.  While the table below summarizes how the Compensation Committee views compensation, it is not a substitute for the tables and disclosures required by the SEC’s rules, which begin on page 26.  Further detail on how individual pay decisions were made and descriptions of the elements of compensation can be found below following this table.

Named Executive Officer	Year	Base Salary Rate	Annual Incentive Awards	Long-term Incentive Awards	Total Compensation
Michael H. Braun, CEO and President	2015	$600,000	$1,200,000	$1,200,000	$3,000,000
	2014	$475,000	$950,000	$1,293,000	$2,693,300
	2013	$350,000	$700,000	$2,460,100	$3,510,100
Peter J. Prygelski III, CFO & Treasurer	2015	$325,000	$487,500	$243,750	$1,056,250
	2014	$300,000	$450,000	$0	$750,000
	2013	$250,000	$350,000	$383,700	$983,700

Shareholder Outreach and “Say-on-Pay”

Our last advisory shareholder vote on executive compensation occurred in 2013, at which time our shareholders approved our say-on-pay proposal by the affirmative vote of 69% of the shares voted on the proposal.  In addition, our director nominated for re-election at the 2015 annual meeting, Richard W. Wilcox Jr., received votes for re-election from 65.9% of the shares voted at the meeting.  The Compensation Committee has sought and received feedback and guidance from shareholders and others regarding the Company’s executive compensation practices, with a view to increasing the approval of this year’s say-on-pay proposal and increasing the support for our nominees for re-election to the Board.  With that feedback and guidance in mind, and being cognizant that the Company has in recent years grown substantially, both in revenues and market capitalization, the Compensation Committee has undertaken a comprehensive review of our executive compensation program.

What We Heard:

•	We did not adequately disclose the performance metrics, goals and weighting that were considered when determining our Named Executive Officers’ incentive compensation.

•	There should be a greater emphasis on performance-based equity incentive awards, as opposed to only time-based vesting.

•	We should adopt a clawback policy to recover compensation in the event of a restatement of the Company’s financial statements.

•	We should adopt stock ownership guidelines and holding requirements until stock ownership guidelines are met.

How We Responded:

•	The Compensation Committee has approved a new formula-based structure for evaluating our Named Executive Officers’ annual performance beginning in 2016. Payouts will be based on the following: pre-tax income (45% weight), return on equity (45% weight), and executive-specific goals (10%). The pre-tax income and return on equity components have specified performance levels that will result in threshold, target and maximum payouts. This structure increases the weight on financial measures to 90% from 75% under our prior structure.

•
The Compensation Committee has approved the introduction of performance shares for 25% of the equity awards that will be granted for 2016 performance in our Named Executive Officers’ long-term incentive program. The performance shares will vest at the end of a three-year performance period based on actual results relative to threshold, target and maximum performance goals established at the time of grant. The Committee intends to tie the performance shares to goals based on growth in shareholder value, such as increases in book value per share.

•	The total compensation packages of our Named Executive Officers were reconfigured so as to avoid the need for one-time awards to remain in line with the Company’s peer group.

•	We have substantially revamped and restructured our Compensation Discussion and Analysis to make the presentation of how we make executive compensation decisions clearer and more detailed.

•	The Board approved a clawback policy pursuant to which the Company will have the right to recover cash or equity incentive-based compensation granted to our Named Executive Officers during the preceding three fiscal years should our financial statements require restatement as a result of knowing violation of SEC rules and regulations, GAAP, other applicable legal or regulatory requirements, or Company policy by a Named Executive Officer.

•	The Board approved stock ownership and retention guidelines, pursuant to which our Chief Executive Officer is required to hold shares of the Company’s common stock with a value of at least six times his annual salary rate, and our Chief Financial Officer is required to hold shares with a value of at least three times his annual salary rate. The guidelines further provide that the Named Executive Officers should achieve the guideline amounts within five years of the policy’s adoption and, until the guideline amounts are achieved, the Named Executive Officers must retain 66-2/3% of any shares received as equity grants from the Company, net of shares withheld or sold to pay taxes.

•	The Board implemented a policy prohibiting hedging or pledging the Company’s common stock, without exception.

•	The Board has approved increasing the frequency of the advisory shareholder vote on executive compensation to annually.

Evaluation Process and Update of Peer Group

The Compensation Committee conducts an annual review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our Named Executive Officers. This review is based on a survey of executive compensation paid by various comparable publicly traded property and casualty insurance companies as reported in each company’s proxy statement.  For 2015, our direct peer group encompassed publicly traded companies that compete with us in the Florida homeowners’ insurance market: Heritage Insurance Holdings, Inc. (NYSE:  HRTG), HCI Group, Inc. (NYSE:  HCI), United Insurance Holdings Corp. (NASDAQ: UIHC) and Universal Insurance Holdings, Inc. (NYSE: UVE).  The Compensation Committee also reviewed survey data reflecting both insurance industry and general industry pay practices.

For the 2015 fiscal year, the Compensation Committee engaged Meridian, an independent executive compensation consulting firm, to review the structure and competitiveness of the Company’s executive and director compensation for 2015.  Meridian provides no other services to the Company other than those directly to the Compensation Committee relating to executive and director compensation.  Meridian attends meetings of the Compensation Committee at the request of the committee, meets with the Compensation Committee in executive sessions without the presence of management, and communicates with the Chairman of the Compensation Committee with respect to emerging issues.

We also consider the industry knowledge and experience of our committee members to be an important component of our compensation review process.  Our committee members each have substantial management experience in running businesses in the insurance, financial services and legal services industries, many of which have substantial management teams.  As a result, their personal experience extends to developing and implementing management compensation and incentive programs, enabling our committee members to use that experience when reviewing the Company’s executive compensation programs and working with Meridian to make appropriate updates.

Meridian was provided with information about our Named Executive Officers’ historical compensation and the Company’s financial results, and was provided copies of their employment agreements. Meridian then delivered to the Compensation Committee a detailed report comparing the Company’s current executive compensation program to those comparable companies, together with recommendations for future updates.  The Compensation Committee, on multiple occasions, met with or spoke with a representative of Meridian to review and discuss Meridian’s findings and recommendations.  The updates to our executive compensation programs described below reflect, to a significant degree, the adoption of Meridian’s recommendations by the Compensation Committee and the Board.  The Compensation Committee may use the services of Meridian or other comparable companies in the future to assist it in providing a fair and competitive compensation plan for its executives.

During 2015, with the assistance of Meridian, the Compensation Committee also updated the peer group used for comparison purposes when analyzing the Company’s executive compensation programs.  In addition to the four insurance companies listed above, which the Company considers its direct peer group, the Company included the following companies in its peer group for comparison purposes:

– Safety Insurance Group Inc. (NASDAQ: SAFT)
– Donegal Group Inc. (NASDAQ: DGICA)
– Greenlight Capital Re Ltd. (NASDAQ: GLRE)
– Third Point Reinsurance Ltd. (NYSE: TPRE)
– Hallmark Financial Services (NASDAQ: HALL)
– First Acceptance Corp. (NYSE: FAC)
– Atlas Financial Holdings Inc. (NASDAQ: AFH)
– RLI Corp. (NYSE: RLI)
– EMC Insurance Group Inc. (NASDAQ: EMCI)
– Baldwin & Lyons (NASDAQ: BWINB)
– Atlantic American Corp. (NASDAQ: AAME)

These additional peers were included to provide the Compensation Committee with a broader perspective of compensation practices among relevant insurance companies. The committee assessed the competitiveness of our compensation program in comparison to the entire peer group, as well as the subset of our direct peers who are competitors in the Florida homeowners’ insurance market.

Elements of Compensation

The Compensation Committee has been committed to updating the Company’s executive compensation programs to reflect the Company’s growth and the evolution of best practices.  In that regard, the committee has approved updates to the Company’s compensation practices, as described above.  For 2015, the Company’s executive compensation programs for its Named Executive Officers consisted of elements described below.

Base Salary.  The Compensation Committee annually reviews the base salaries of the Named Executive Officers, which were established initially in their respective employment agreements. Subsequent increases in their base salaries have been approved by the Compensation Committee after consideration of a number of factors, which include each Named Executive Officer’s level of responsibility, performance during the prior fiscal year (with respect to specific areas of responsibility and on an overall basis), past and present contributions to and achievement of Company goals, historical compensation levels of the Named Executive Officer, and the Company’s financial condition and results of operations.  The Compensation Committee also considers the median base salary levels for executives in similar positions with similar responsibilities at companies of comparable size in the insurance and financial services industries when reviewing our Named Executive Officers’ base salaries.  That review indicated that Mr. Braun’s base salary has been below the median for the Company’s peer group and lowest among our direct peer group, and Mr. Prygelski’s salary has been below the median of our peer group.

The Compensation Committee reviewed the compensation analysis report prepared by Meridian and, based on the factors described above, the Compensation Committee approved increases for fiscal 2015 to Mr. Braun’s base salary to $600,000 and to Mr. Prygelski’s base salary to $325,000.

Incentive Compensation Programs.   The Company’s incentive programs comprise an annual bonus component and a long-term incentive component.

Consistent with the philosophy of compensating our Named Executive Officers for the Company’s achievements for the prior year and their roles in those achievements, the Compensation Committee determined to award annual performance bonuses to our Named Executive Officers for fiscal 2015.  These annual bonuses may be paid either in cash or restricted shares, or a combination of both, at the election of the Named Executive Officer.  Any restricted shares issued are subject to vesting one year following the date of the award.

In conjunction with the annual bonuses, the Compensation Committee makes use of long-term incentive bonuses.  We believe that long-term performance is achieved through a culture that encourages a focus on the achievement of long-term goals by our management team, including our Named Executive Officers, by the use of long-term equity-based awards. Our equity plans have been established to provide certain of our employees, including our Named Executive Officers, with incentives to help align those employees’ interests with the interests of our shareholders, without encouraging unnecessary or excessive risk. The Compensation Committee believes that the use of equity-based awards with longer vesting periods, typically five years, offers an additional method to achieving our compensation goals.  Our stock incentive plans have historically provided the principal means by which our executive officers acquire equity in the Company.  We expect to continue to provide a portion of total compensation to our Named Executive Officers through our stock incentive plan.  To date, the Compensation Committee has made awards subject only to time vesting; beginning in the 2016 fiscal year, the Compensation Committee has approved the use of future performance vesting for 25% of the Named Executive Officers’ long-term equity awards.

In early 2015, the Compensation Committee established incentive opportunities for our Named Executive Officers. For Mr. Braun, both the annual and long-term incentive targets were set at 100% of his salary. For Mr. Prygelski, the annual incentive target was set at 75% of salary and the long-term incentive target was set at 37.5% of salary. (The bonuses based on these targets are referred to as the “Target Bonuses.”)  Both the annual and long-term incentive targets could pay up to 200% of target for extraordinary performance (the “Extraordinary Bonuses”).

The Compensation Committee determined that the 2015 incentives would be based on a combination of pre-tax net income, return on equity, operating expenses as a percentage of total revenue, and a discretionary assessment of the Company’s and the Named Executive Officer’s performance. The committee established “target” and “extraordinary” performance goals for each financial measure, but retained discretion to determine the final payout. When crafting these performance goals, the Compensation Committee aimed for target-level goals that would be challenging but reasonably attainable if the Company remained on budget and no weather events occurred other than as projected.  The extraordinary-level goals were intended to reward Company achievements significantly above expectations for the year.

•	For the annual and long-term Target Bonuses, the performance goals and weighting of each goal towards the total bonus amounts were: pre-tax net income (excluding investment gains and losses) of $63.4 million (25% weight), return on equity (excluding investment gains and losses) of 15% (25% weight) and operating expenses as a percentage of total revenue of 38% (25% weight).

•	For the annual and long-term Extraordinary Bonuses, the performance goals and weighting of each goal towards the total bonus amounts were: pre-tax net income (excluding investment gains and losses) of $69.7 million (25% weight), return on equity (excluding investment gains and losses) of 25% (25% weight) and operating expenses as a percentage of total revenue of 32% (25% weight).

•	For 2015, the Company achieved pre-tax net income (excluding investment gains and losses) of $62.3 million, slightly below the Target Bonus goal; return on equity (excluding investment gains and losses) of 18.4%, well above the Target Bonus goal and slightly below the Extraordinary Bonus goal; and operating expenses as a percentage of total revenue of 31.6%, which was better than both the Target Bonus and Extraordinary Bonus goals.

•	The Compensation Committee retained discretion as to 25% of the annual and long-term bonus amounts. The factors that the Compensation Committee considered when determining the discretionary portion of the bonuses included how closely or not the bonus goals were met, an assessment of the Named Executive Officer’s performance for the year, and the Company’s overall accomplishments for the year. The committee noted that the Company’s net income for 2015 had been impacted by one-time expenses associated with the successful resolution of the consent order with the Florida Office of Insurance Regulation. In addition, the committee determined that the achievements of the Named Executive Officers during 2015 were significant. These achievements included the start-up of Monarch’s operations and progress toward achieving Monarch’s business plan and building the infrastructure needed to continue the Company’s growth while also taking steps to address emerging issues in the Florida homeowners’ insurance market such as increased abuses with assignments of benefits.

•	Based on the above accomplishments, which the Compensation Committee believes represent overall extraordinary performance by the Named Executive Officers, the Compensation Committee determined to award Mr. Braun’s and Mr. Prygelski’s annual and long-term incentive bonuses at the Extraordinary Bonus levels.

For fiscal 2015, Mr. Braun was awarded an annual bonus of $1,200,000, and Mr. Prygelski was awarded an annual bonus of $487,500.  Each elected to receive payment of this bonus, which was paid in 2016, in cash.

For fiscal 2015, Mr. Braun was awarded a long-term incentive bonus of $1,200,000, of which $600,000 was paid in shares of restricted stock and $600,000 was paid in cash to permit Mr. Braun to avoid selling shares to pay taxes resulting from the vesting of prior awards.  Historically, Mr. Braun has elected to receive the vast majority of incentive compensation in restricted stock with additional vesting requirements. The Committee elected to pay a higher percentage of his incentives in cash for 2015 to allow Mr. Braun to pay taxes resulting from these historical awards without needing to sell shares. This did not increase the amount of his bonus and was not a tax-gross up.  Mr. Prygelski was awarded a long-term incentive bonus of $243,750 paid in shares of restricted stock.  In each case, the shares of restricted stock awarded were granted in early 2016 and are subject to vesting over a five-year period from the date of the grant.

Our 2012 Stock Incentive Plan, which was adopted by the Board of Directors and approved by our shareholders in 2012, authorizes us to grant a variety of equity incentive awards, such as incentive stock options, non-qualified stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units, and performance shares to officers, directors and executive, managerial, administrative and professional employees of the Company and its subsidiaries.  Awards may be granted singly, in combination, or in tandem.  Our Compensation Committee is the administrator of the equity plans.  The Compensation Committee reviews and approves equity awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, and retention considerations, as well as a review of the individual’s existing share and option holdings.  Equity grants have been made at the discretion of the Compensation Committee and/or executive management members, who have been granted limited authority by the Compensation Committee.  To date, only restricted stock has been granted under the 2012 Stock Incentive Plan.

Update of Compensation Programs for 2016.  Reflecting the feedback received from shareholders and the input and guidance from Meridian, while also acknowledging the Company’s significant growth since the last advisory shareholder vote on executive compensation, the Compensation Committee approved updates to the Company’s executive compensation programs for 2016 and later.

•	A review of current median base salary levels for executives in similar positions at companies of comparable size in the insurance and financial services industries indicated that Mr. Braun’s base salary remained below the median for the Company’s peer group and the lowest of the direct peers. Therefore, effective January 1, 2016, Mr. Braun’s annual base salary was increased to $1,000,000 and Mr. Prygelski’s annual base salary remained $325,000, reflecting this most recent review and consideration of the factors described above under the caption “Elements of Compensation—Base Salary.” In recognition of the increased base salary, the Compensation Committee reduced the target percentage of salary for Mr. Braun’s incentive opportunities. The base salary for the Company’s Interim Chief Financial Officer, who assumed this position in June 2016, was increased to $212,000 effective with his promotion to that position.

•	The Compensation Committee approved an incentive bonus structure for our Named Executive Officers whereby all bonuses awarded will be paid 50% in cash and 50% in the Company’s common stock. This allocation between cash and equity is intended to provide an appropriate balance between immediate rewards for past performance and longer-term rewards based, in part, on forward-looking performance.

•	Of the equity portion, 75% will time vest over five years and 25% will be granted as performance shares with performance vesting criteria that will be evaluated over three years. The Compensation Committee will develop threshold, target and maximum performance levels for determining payouts of the performance shares, based on metrics that will reflect the growth in shareholder value, such as increases in book value per share.

•	The Named Executive Officers will have the option of electing to be paid in fully vested shares in lieu of the cash portion of the performance bonuses.

•	The formula for the initial determination of the incentive bonus amounts will be based on the following criteria: pre-tax income (45% weight), return on equity (45% weight), and executive-specific goals (10% weight). Bonuses will still be based on a percentage of each Named Executive Officer’s base salary.

•	The executive-specific goals for Mr. Braun include increasing the Company’s market share in Florida, expanding the Company’s marketing relationships, and expanding the Company’s product lines. The executive-specific goals for the Company’s Interim Chief Financial Officer, who assumed this position in June 2016, are being determined and are expected to include satisfactory internal and external audit results, expense control, and management of the Company’s investment portfolio.

•	This update of the total compensation packages of our Named Executive Officers is also intended to avoid the need for one-time awards to remain in line with the Company’s peer group, which has occurred in the past because of the Company’s historically low executive compensation levels relative to its peers.

Other Employee Benefit Plans.  Our employees, including our Named Executive Officers, are entitled to various employee benefits. These benefits include medical and dental care plans; flexible benefit accounts; life, accidental death and dismemberment and disability insurance; a 401(k) plan; and paid vacation.

Under our 401(k) plan, the Company matches 100% of the first 6% of participant elective contributions.  For fiscal 2015, the Board of Directors approved a discretionary profit sharing contribution in the amount of 1% of each eligible employee’s 2015 annual taxable compensation (excluding restricted stock vesting and stock option exercises), into the employee’s account with the Company’s 401(k) plan on a pretax basis.  The maximum discretionary profit sharing contribution is $4,115 for any employee with wages in excess of $265,000.  The amount allocated to each employee will vest over a five-year period from the date of hire.  Employees who were eligible for this grant were employees who were eligible to participate in the Company’s 401(k) plan and employed with the Company as of December 31, 2015 and worked at least 1,000 hours during the 2015 calendar year, and included both of our Named Executive Officers.  The Board of Directors currently intends to review the Company’s financial results annually to determine whether to approve a discretionary profit sharing contribution in any future years.

Other Compensation.  At the present time, we do not offer pension benefits or, except as described above, other forms of deferred compensation plans.  The Compensation Committee periodically reviews the overall employment packages and benefits offered to the Company’s Name Executive Officers.  Consistent with the Company’s compensation philosophy, the Compensation Committee believes these benefits and perquisites are currently set at competitive levels for comparable companies, requiring no further changes at this time.  The Compensation Committee may, however, at its discretion, modify or increase the Named Executive Officers’ executive benefits and perquisites, if it deems it appropriate or advisable.

Clawback Policy.  In April 2016, the Board adopted a clawback policy applicable to our Named Executive Officers and other current or former executive officers of the Company.  Pursuant to this policy, the Company will have the right, in appropriate circumstances as determined by the Board in its sole discretion, to seek to recover all or any part of the cash or equity incentive-based compensation granted to our Named Executive Officers or such other executive officers during the three fiscal years preceding the date on which the Company is required to prepare an accounting restatement to correct a material error, if the restatement is required because of a knowing violation of SEC rules and regulations, GAAP, other applicable legal or regulatory requirements, or Company policy by a Named Executive Officer or such other executive officer.  Incentive-based compensation subject to the policy includes any cash or equity compensation granted, earned or vested based wholly or in part on the attainment of a financial reporting measure.  Financial reporting measures include measures that are based on accounting principles used in preparing the Company’s financial statements, measures that are derived from information in the Company’s financial statements, and stock price and total shareholder return.  The Board will have the discretion to forgo such recovery if it determines that seeking such recovery would be unreasonable or not in the Company’s best interests.

Stock Ownership and Retention Guidelines.  The Board also approved in April 2016 stock ownership guidelines applicable to our Named Executive Officers.  Under these guidelines, our Chief Executive Officer is required to hold shares of the Company’s common stock with a value of at least six times his annual salary rate, and our Chief Financial Officer is required to hold shares with a value of at least three times his annual salary rate.  The guidelines further provide that the Named Executive Officers should achieve the guideline amounts within five years of becoming subject to the policy and, until the guideline amounts are achieved, the Named Executive Officers must retain 66-2/3% of any shares received as equity grants from the Company, net of shares withheld or sold to pay taxes.  The Board also prohibited hedging or pledging the Company’s common stock, without exception.

Tax Considerations.  Under Section 162(m) of the Internal Revenue Code of 1986, as amended, the federal income tax deductibility of compensation paid to our Named Executive Officers may be limited to the extent that compensation to a Named Executive Officer exceeds $1.0 million in any year.  The Company can deduct compensation in excess of that amount if it qualifies as “performance-based compensation” under Section 162(m).  Among other things, compensation qualifies as performance-based for purposes of Section 162(m) if the compensation is approved by shareholders or awarded under a plan approved by shareholders.  Although the Compensation Committee considers the desirability of limiting our non-deductible expenses when it makes compensation decisions, the committee believes in maintaining the flexibility and competitive effectiveness of the executive compensation program. Tax deductibility, while an important consideration, is analyzed as one component of the overall program.

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed the foregoing Compensation Discussion and Analysis with management.  Based on our review and discussion with management, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s SEC filings, including its proxy statement for the 2016 Annual Meeting of Shareholders.

Respectfully Submitted
April 28, 2016, as updated July 14, 2016

/s/ Richard W. Wilcox Jr., Chairman
/s/ Jenifer G. Kimbrough
/s/ Thomas A. Rogers
/s/ Bruce F. Simberg

Summary Compensation Table

           The following table sets forth information regarding compensation earned by, awarded to or paid to our Named Executive Officers for the years indicated:

Name and Principal Position	Year	Salary	Bonus (1)		Stock Awards (1)		Option Awards	Non-Equity Incentive Plan Compensation (2)	Nonqualified Deferred Compensation Earnings	All Other Compensation (3)	Total
Michael H. Braun Chief Executive Officer, President	2015	$617,308	$1,200,000		$600,000	(4)	--	$600,000	--	$48,466	$3,065,774
	2014	$469,231	--	(5)	$4,703,100	(6)	--	--	--	$34,883	$5,207,214
	2013	$347,322	--	(7)	$1,703,000	(8)	--	--	--	$26,665	$2,076,987
Peter J. Prygelski III Chief Financial Officer, Treasurer (10)	2015	$336,346	$487,500		$243,750	(4)	--	--	--	$51,358	$1,118,954
	2014	$297,638	$175,000		$658,700	(9)	--	--	--	$39,572	$1,170,910
	2013	$249,182	$90,000		$761,500	(11)	--	--	--	$30,737	$1,131,419

(1)	Reflects cash bonuses earned by the Named Executive Officer for the applicable fiscal year but that were paid in the following fiscal year. The amounts shown for the bonuses and stock awards in 2014 and 2013 have been updated to reflect the amounts awarded for those years but that were paid in the following fiscal year, and to remove amounts paid in those years that were awarded for the prior year.
(2)	Reflects cash awarded to the Named Executive Officer as long-term incentive bonus for the applicable fiscal year but that was paid in the following fiscal year.
(3)	See table "All Other Compensation" for an itemized disclosure of this element of compensation.
(4)	The nominal amounts remaining after calculation of bonuses as restricted stock which was based on the fair market value on the grant date of March 10, 2016, which was $19.16 per share, was paid in cash.
(5)	Mr. Braun elected to receive 100% of his 2014 performance bonus, which was paid in 2015, as restricted stock. The nominal amounts remaining after calculation of his bonus as restricted stock, based on the fair market value on the grant dates of March 10, 2015 and May 5, 2015, which were $28.79 and $25.86 per share, respectively, were paid in cash.
(6)	Includes the performance bonus grants paid in 2015 for 2014 performance, as described in Note (5) above, and also includes grants made on September 9, 2014 and December 9, 2014, which were awarded to bring his total 2014 compensation more in line with the Company’s direct peer group. The shares granted in 2014 vest over a five-year period and were based on the fair market values of $25.58 and $26.18, respectively, per share on the grant dates.
(7)	Mr. Braun elected to receive 100% of his 2013 performance bonus, which was paid in 2014, as restricted stock. The nominal amount remaining after calculation of his bonus as restricted stock, which was based on the fair market value on the grant date of March 4, 2014 which was $15.91 per share, was paid in cash.
(8)	Includes the 2013 performance bonus grant referenced in Note (7) above and a grant on August 5, 2013, which was awarded to bring his total compensation more in line with the Company’s direct peer group, vests over a five-year period and was based on the fair market value on the grant date which was $10.03 per share.
(9)	Mr. Prygelski elected to receive a portion of his 2014 performance bonus, which was paid in 2015, as cash and the remaining portion as restricted stock. The nominal amount remaining after calculation of his bonus as restricted stock which was based on the fair market value on the grant date of March 10, 2015, which was $28.79 per share, was paid in cash. Also includes a grant on September 9, 2014, which was awarded to bring his total compensation more in line with the Company’s direct peer group, vests over a five-year period and was based on the fair market value on the grant date which was $25.58 per share.
(10)	Mr. Prygelski resigned his positions as Chief Financial Officer, Treasurer and a director of the Company on June 20, 2016.
(11)	Mr. Prygelski elected to receive a portion of his 2013 performance bonus, which was paid in 2014, as cash and the remaining portion as restricted stock. The nominal amount remaining after calculation of his bonus as restricted stock which was based on the fair market value on the grant date of March 4, 2014, which was $15.91 per share, was paid in cash. Also includes a grant on August 8, 2013, which was awarded to bring his total compensation more in line with the Company’s direct peer group, vests over a five-year period and was based on the fair market value on the grant date which was $10.03 per share.

ALL OTHER COMPENSATION

Name	Year	Auto	Club Member Fees	Insurance Benefits (1)	Contribution to 401(k) Plan (2)	All Other Compensation Total
Michael H. Braun	2015	$7,614	--	$20,922	$19,930	$48,466
	2014	$7,998	--	$9,385	$17,500	$34,883
	2013	$8,519	--	$9,221	$8,925	$26,665
Peter J. Prygelski III	2015	$6,231	$9,239	$15,958	$19,930	$51,358
	2014	$6,000	$9,228	$6,844	$17,500	$39,572
	2013	$6,000	$9,225	$6,716	$8,796	$30,737

(1)	Represents premiums for life, medical and dental insurance.
(2)	Represents matching contributions and a discretionary profit contribution made by the Company on behalf of the Named Executive Officers to the Company’s 401(k) plan.

Employment Agreements

Michael H. Braun.  We entered into a second amended and restated employment agreement with Michael H. Braun, the Company’s Chief Executive Officer and President, effective as of January 18, 2012, which amends and restates Mr. Braun’s prior employment agreement. In connection with the organization of Monarch National Insurance Company (“Monarch Insurance”), the Company's Board of Directors approved a further amendment to his employment agreement to extend the term of his employment agreement to four years from the date of the amendment with automatic extensions so that at all times the balance of the term is not less than two years unless sooner terminated as provided in the employment agreement. Under his agreement, Mr. Braun’s annual salary, which may be increased at any time during the term of the agreement, was increased to $1,000,000 effective January 1, 2016.  Mr. Braun is also entitled to receive such bonuses and increases as may be awarded by the Board of Directors.  It also contains customary confidentiality and non-solicitation provisions.  Mr. Braun’s agreement was further amended in July 2016 to eliminate a car allowance as a perquisite and to modify the definition of “Good Reason” so that the payments due to him following a “Change in Control” under the agreement will be payable only upon a “double-trigger.”

Mr. Braun is entitled to receive certain payments upon the termination of employment under certain circumstances as set forth in his agreement.  If his employment is terminated by us without Cause (as defined in respective agreement), we must make a lump sum payment to the executive equal to two years' base salary (the “Termination Severance”). In addition, all unvested stock options and any other equity awards held by him will become vested.  If Mr. Braun’s employment with us is terminated for Cause or as a result of his death or disability, he will be entitled to his base salary prorated through the date of the termination and any benefits due him as may be provided under the applicable plan, program or arrangement.

The agreement also provides for payments to him if he is employed by us on the date on which a Change of Control occurs.  Under the agreements, a “Change of Control” will be deemed to have occurred if: (i) any person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of our securities having 50% (which was increased from 30% in the agreements in effect during 2011) or more of the combined voting power of our then-outstanding securities that may be voted for the election of our directors (other than as a result of an issuance of securities initiated by us, or open market purchases approved by our Board, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), or (ii) the persons who were our directors before such transactions shall cease to constitute a majority of our Board, or any successor to us, as the direct or indirect result of or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions.  If, following a Change in Control, Mr. Braun’s employment is terminated by us (or any successor or subsidiary) without Cause or by the executive for Good Reason (as defined in the agreement as amended in July 2016), we will make a lump sum payment to the executive in an amount equal to two times the sum of his base salary in effect immediately prior to the Change of Control plus his actual bonus for the fiscal year immediately preceding the Change of Control (the "Change of Control Severance").  Additionally, all unvested stock options and any other equity awards held by him will become vested and the Company will continue to provide Mr. Braun (and his family) with medical insurance for a period of two years after the date of such termination of employment at no cost and on the same terms and conditions as in effect on the date on which such termination of employment occurs.

If Mr. Braun is terminated by us without Cause prior to a Change of Control, and a Change of Control occurs within six months following such termination, then in addition to the Termination Severance described above, he will be entitled to an additional lump sum payment in an amount equal to (i) the Change of Control Severance, less (ii) the Termination Severance.

As a condition to Mr. Braun’s entitlement to receive the base salary amounts and equity award acceleration referenced above, he is bound by the terms of an agreement that sets forth certain restrictive covenants.  Pursuant to the non-competition provisions of this agreement, as amended, he is prohibited from working in the insurance industry in any territories where the Company has been doing business for a period of two years from the date on which he terminates employment with the Company for any reason (other than without cause).  For a period of two years after his employment is terminated, he is also prohibited from soliciting, for himself or for any third person, any employees or former employees of the Company, unless the employees have not been employed by the Company for a period in excess of six months, and from disclosing any confidential information that he learned about the Company during his employment. In connection with the organization of Monarch Insurance, the Company's Board of Directors approved an amendment dated March 17, 2015 to the Amended and Restated Non-Competition, Non-Disclosure and Non-Solicitation Agreement dated as of August 5, 2013 with Mr. Braun (the "Restrictive Covenant Agreement") to permit him to hold his positions with Monarch Insurance and its parent companies (the “Monarch Entities”) while remaining employed by the Company. Mr. Braun's Restrictive Covenant Agreement was further amended to permit him to continue to hold his positions with the Monarch Entities if he is terminated without cause by the Company.

Peter J. Prygelski III.  Mr. Prygelski resigned his positions as Chief Financial Officer and Treasurer of the Company on June 20, 2016 and therefore the employment-related provisions of his Second Amended and Restated Employment Agreement dated effective as of January 18, 2012 are deemed terminated. The confidentiality, non-competition and non-solicitation provisions remain in effect.  In connection with his resignation, the Company agreed to pay him cash severance equal to two years’ base salary, or $650,000, payable bi-weekly over two years, and accelerated the vesting of approximately 66,500 unvested restricted shares.

Equity-Based Compensation

Grants of Plan Based Awards

The following table provides information regarding restricted stock granted to our Named Executive Officers during 2015 under the Company’s Amended and Restated 2012 Stock Incentive Plan (the “2012 Plan”).  All of the shares granted in 2015 to our Named Executive Officers related to the Named Executive Officers’ incentive bonuses for 2014 performance.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Equity Awards / Number of Securities Underlying Options	Exercise or Base Price of Equity Awards	Grant Date Fair Value of Equity Awards (1)
Michael H. Braun	3/10/2015	32,997	$28.79	$949,984
	5/5/2015	50,000	$25.86	$1,293,000
Peter J. Prygelski III	3/10/2015	9,551	$28.79	$274,973

(1)	This amount reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of this amount are included in Footnote 14 to the Company’s audited financial statements for fiscal year ended December 31, 2015.

 Stock Incentive Plans

 Our 2012 Plan is administered by the Compensation Committee.  The objectives of the 2012 Plan include attracting, motivating and retaining key personnel and promoting our success by linking the interests of our employees, directors and consultants with our success.

Awards may be made under the 2012 Plan in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) dividend equivalent rights, (e) restricted stock, (f) unrestricted stock, (g) restricted stock units, and (h) performance shares. No incentive stock option may be granted to a person who is not an employee of the Company or one of its subsidiaries on the date of grant. In addition, both incentive stock options and non-statutory stock options were granted under our 1998 and 2002 stock option plans.  Both of these plans have expired.

Shares Available for Issuance. As of December 31, 2015, 367,071 shares were remaining available for grant under the 2012 Plan. As of December 31, 2015, all shares of common stock authorized for issuance upon exercise of options granted under the 1998 plan and the 2002 plan have been issued or are issuable upon exercise of outstanding options.  As of December 31, 2015, there were 174,633 shares of common stock issuable upon the exercise of outstanding and exercisable stock options under the 2002 plan. The shares to be delivered pursuant to awards will be made available, at the discretion of the Compensation Committee, from authorized but unissued shares or outstanding options or awards that expire or are cancelled. If shares covered by an option or award cease to be issuable for any reason, such number of shares will no longer count against the shares authorized under the plan and may again be granted under the 2012 Plan.

Vesting Schedule. Awards granted under the 2012 Plan typically vest in equal portions over three or five years. Awards granted under the 2012 Plans require that the recipient of a grant be continuously employed or otherwise provide services to us or our subsidiaries. Failure to be continuously employed or in another service relationship generally results in the forfeiture of awards not vested at the time the employment or other service relationship ends. Termination of a recipient’s employment or other service relationship for cause generally results in the forfeiture of all of the recipient’s unexercised awards.

Adjustments in Our Capital Structure. The number and kind of shares available for grants under our 2012 Plans and any outstanding awards under the plans, as well as the exercise price of outstanding options or awards, will be subject to adjustment by the Compensation Committee in the event of any merger, consolidation, reorganization, stock split, stock dividend or other event causing a capital adjustment affecting the number of outstanding shares of common stock.  In the event of a business combination or in the event of a sale of all or substantially all of our assets, the committee may cash out some or all of the unexercised, vested options or awards under the plan, or allow some or all of the options or awards to remain outstanding, subject to certain conditions. Unless otherwise provided in individual option agreements, the vesting of outstanding options or awards will not accelerate in connection with a business combination or in the event of a sale of all or substantially all of our assets.

Administration. The Compensation Committee has full discretionary authority to determine all matters relating to awards granted under the2012 Plan, including the persons eligible to receive awards, the number of shares subject to each award, the exercise price of each option or award, if applicable, any vesting schedule, any acceleration of the vesting schedule and any extension of the exercise period. The committee has granted limited authority to executive management members to grant awards to eligible individuals.

Amendment and Termination. Our Board of Directors has authority to suspend, amend or terminate the 2012 Plan, except as would adversely affect participants’ rights to outstanding awards without their consent. The 2012 Plan was amended and restated in March 2013 to clarify the plan administrator’s authority to permit the vesting of unvested restricted shares in the event of the death of the grantee. As the plan administrator, our Committee has the authority to interpret the plans and options or awards granted under the stock plans and to make all other determinations necessary or advisable for plan administration.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards held by our Chief Executive Officer and President, and our Chief Financial Officer, as of December 31, 2015.

	Stock Option Awards				Restricted Stock Awards
Name	Number of Securities Underlying Exercisable Options (#)	Number of Securities Underlying Unexercisable Options (#)	Option Exercise Price ($)	Option Expiration Date	Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Michael H. Braun	15,000	--	4.36	03/03/2020 (2)
	10,000	--	2.45	08/22/2021 (3)
	15,000	--	4.40	04/06/2022 (4)
					8,333	$246,323	--	-- (5)
					60,000	$1,773,600	--	-- (6)
					29,331	$867,024	--	--(7)
					36,000	$1,064,160	--	--(8)
					40,000	$1,182,400	--	--(9)
					32,997	$975,391	--	--(10)
					50,000	$1,478,000	--	--(11)
Peter J. Prygelski III	15,000	--	4.36	03/03/2020 (2)
	10,000	--	2.45	08/22/2021 (3)
	15,000	--	4.40	04/06/2022 (4)
					5,000(12)	$147,800	--	-- (5)
					30,000(12)	$886,800	--	-- (6)
					10,894(12)	$322,027	--	--(7)
					12,000(12)	$354,720	--	--(8)
					9,551(12)	$282,328	--	--(10)

(1)	Based on the market value of $29.56 per share on December 31, 2015.
(2)	Options vested as to 100% of the underlying shares on December 31, 2015.
(3)	Options vested as to 100% of the underlying shares on December 31, 2015.
(4)	Options vested as to 100% of the underlying shares on December 31, 2015.
(5)	Restricted stock vested as to 50% on December 31, 2015, the remaining 50% vest on 3/4/2016.
(6)	Restricted stock vested as to 25% on December 31, 2015, the remaining 75% vest as follows: 25% on 8/5/2016, 25% on 8/5/2017 and 25% on 8/5 2018.
(7)	Restricted stock vested as to 33 1/3% on December 31, 2015, the remaining 66 2/3% vest as follows: 33 1/3% on 3/4/2016 and 33 1/3% on 3/4/2017.
(8)	Restricted stock vested as to 20% on December 31, 2015, the remaining 80% vest as follows: 20% on 9/9/2016, 20% on 9/9/2017, 20% on 9/9/2018 and 20% on 9/9/2019.
(9)	Restricted stock vested as to 20% on December 31, 2015, the remaining 80% vest as follows: 20% on 12/9/2016, 20% on 12/9/2017, 20% on 12/9/2018 and 20% on 12/9/2019.
(10)	Restricted stock vested as to 0% on December 31, 2015, the remaining 100% vest as follows: 33 1/3% on 3/10/2016, 33 1/3% on 3/10/2017 and 33 1/3% on 3/10/2018.
(11)	Restricted stock vested as to 0% on December 31, 2015, the remaining 100% vest as follows: 20% on 5/5/2016, 20% on 5/5/2017, 20% on 5/5/2018, 20% on 5/5/2019 and 20% on 5/5/2020. 2018.
(12)	In connection with Mr. Prygelski’s resignation in June 2016, the Board approved vesting of these shares.

Option Exercises and Stock Vested

The following table sets forth certain information with respect to stock options exercised and restricted stock awards vested during calendar year 2015 by the Named Executive Officers.

	Stock Option Awards		Restricted Stock Awards
Name	Shares acquired on Exercise (#)	Value Realized on Exercise ($)	Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Michael H. Braun	--	--	8,333	$242,657
	--	--	20,000	$486,800
	--	--	14,666	$427,074
	--	--	9,000	$196,560
	--	--	10,000	$293,200
Peter J. Prygelski III	--	--	5,000	$145,600
	--	--	10,000	$243,400
	--	--	5,447	$158,617
	--	--	3,000	$65,520

Compensation Committee Interlocks and Insider Participation

During fiscal 2015, the Compensation Committee was responsible for overseeing executive compensation. The members of the Compensation Committee as of December 31, 2015 were Richard W. Wilcox Jr. and Jenifer G. Kimbrough.  No member of the Compensation Committee was at any time during fiscal 2015 or at any other time an officer or employee of the Company.  Except for Bruce Simberg, no member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K of the SEC. No executive officer of the Company served on the board of directors or the compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee of the Company during fiscal 2015.

DIRECTOR COMPENSATION

Cash Compensation

The Company’s policy is that only our non-employee directors receive annual cash compensation and reimbursement of actual out-of-pocket expenses in connection with their service on the Board.  Members of our Board of Directors who are also executive officers do not receive additional compensation for service on the Board.  During 2015, the non-employee directors received an annual retainer of $75,000, payable in quarterly installments of $18,750 in January, April, and July and October.  We had three non-employee directors until October 2015, when Mr. Rogers and Mr. Stewart joined the Board, bringing the total number of non-employee directors to five.

The Company does not currently pay per-meeting fees, but does pay to the non-employee chairperson of certain of the Board committees an additional annual fee for serving as chair.  These annual fees are:  Chairman of the Board, $40,000; chairperson of the Audit Committee, $20,000; chairperson of the Investment Committee, $17,500; chairperson of the Compensation Committee, $15,000; and chairperson of Business Development Committee, $15,000.  In April 2015, the Board also approved an annual fee of $20,000 for the Lead Independent Director, Richard W. Wilcox Jr.  Because he also served as the chair of the Compensation Committee, for 2015 he received the Lead Independent Director fee in lieu of the fee for the chair of the Compensation Committee.  These annual chair fees are also payable in quarterly installments in January, April, and July and October.

Equity Compensation

In addition to the cash annual retainers and chair fees, our non-employee directors receive compensation for their service in the form of grants of restricted stock.  The Board believes that providing at least 50% of the outside directors’ total compensation in the form of equity aligns the directors’ compensation with the interests of the Company’s shareholders.  For 2015, each director then on the Board received a grant of $60,000 in shares of restricted stock that vests over three years.

The Board requested in 2015 that Meridian conduct a review of the Board’s compensation of its non-employee directors.  Meridian evaluated the Company’s outside director compensation relative to the peer group used for its evaluation of the Company’s executive compensation (see “Compensation Discussion and Analysis”).  This evaluation demonstrated that the Company’s outside director compensation was competitive with its peer group and, therefore, no changes were made for 2015 or 2016.

Cash compensation paid to, and the dollar value of equity awards granted to, our non-employee directors in 2015 are shown in the table below.

NON-EMPLOYEE DIRECTORS' COMPENSATION SUMMARY

Name	Fees Earned or Paid in Cash		Equity (Restricted Stock) Awards (3)	Stock Option Awards (3)	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation		Total
Carl Dorf	$92,500		$59,998	--	--	--	--		$152,498
Bruce F. Simberg	$62,500	(2)	--	--	--	--	--		$62,500
Richard W. Wilcox Jr.	$90,000		$59,998	--	--	--	$686	(1)	$150,684
Jenifer G. Kimbrough	$95,000		$59,998	--	--	--	--		$154,998
Thomas A. Rogers	$18,750		--	--	--	--	--		$18,750
William G. Stewart	$18,750		--	--	--	--	--		$18,750

(1)	Includes fair value for events attended by director in 2015.
(2)	Mr. Simberg resigned from the Board of Directors on March 4, 2015 for personal reasons but became a consultant to the Company for which he earned consulting fees. This amount includes his fees paid to him as a director for the first quarter in 2015 and his consulting fees for the last three quarters of 2015. He rejoined the Board in January 2016.
(3)	The following table provides certain additional information concerning the outstanding stock options and/or equity awards held by our non-employee directors as of the end of 2015:

Name	Total Stock Option/Equity Awards Outstanding at 2015 Fiscal Year End (Shares)		Stock Option / Equity Awards Granted During Fiscal Year 2015 (Shares)	Grant Date Fair Value of Equity Awards Granted During Fiscal Year 2015 ($)
Carl Dorf	38,511	(a)	2,084	$59,998	(b)
Richard W. Wilcox Jr.	13,511	(c)	2,084	$59,998	(b)
Jenifer G. Kimbrough	28,511	(d)	2,084	$59,998	(b)
Thomas A. Rogers	--		--	--
William G. Stewart	--		--	--
Bruce F. Simberg	--		--	--

(a)	Includes 10,000 options granted on 8/22/2011 with an exercise price of $2.45, vested 33 1/3% per year, and expire on 8/22/2021; 15,000 options granted on 4/6/2012 with an exercise price of $4.40, vested 33 1/3% per year, and expire on 4/6/2022; 1,333 shares of restricted stock which originally vested 33 1/3% per year; 2,094 shares of restricted stock which originally vested 33 1/3% per year; 8,000 shares of restricted stock which originally vested 20% per year; and 2,084 shares of restricted stock which vest 33 1/3% per year.
(b)	Based on the market value of $28.79 on March 10, 2015.
(c)	Includes 1,333 shares of restricted stock which originally vested 33 1/3% per year; 2,194 shares of restricted stock which originally vested 33 1/3% per year; 8,000 shares of restricted stock which originally vested 20% per year; and 2,084 shares of restricted stock which vest 33 1/3% per year.
(d)	Includes 15,000 options granted on 4/6/2012 with an exercise price of $4.40, vested 33 1/3% per year, and expire on 4/6/2022; 1,333 shares of restricted stock which originally vested 33 1/3% per year; 2,194 shares of restricted stock which originally vested 33 1/3% per year; 8,000 shares of restricted stock which originally vested 20% per year; and 2,084 shares of restricted stock which vest 33 1/3% per year.

In March 2016, the Board granted to each of Mr. Rogers and Mr. Stewart $100,000 in shares of restricted stock that vest over five years in consideration of their joining the Board.  All of the outside directors also received an annual grant of $70,000 in shares of restricted stock in March 2016 that vests over three years.

Director Stock Ownership and Retention Guidelines

The Board approved stock ownership and retention guidelines applicable to our directors.  Under these guidelines, our outside, non-employee directors are each required to hold shares of the Company’s common stock with a value of at least four times the annual retainer.  The guidelines further provide that the outside directors should achieve the guideline amounts within five years of the policy’s adoption and, until the guideline amounts are achieved, our directors must retain 66-2/3% of any shares received as equity grants from the Company, net of share withheld or sold to pay taxes. The Board also prohibited hedging or pledging the Company’s common stock, without exception.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Family Relationships

There are no family relationships between or among our executive officers and directors.

Related Transactions

The following is a summary of transactions during 2014 and 2015 between the Company and its executive officers, directors, nominees for director, principal shareholders and other related parties involving amounts in excess of $120,000 or that the Company has chosen to voluntarily disclose.

Bruce F. Simberg, our Chairman of the Board, is a partner of the Hollywood, Florida law firm of Conroy Simberg, which renders legal services to the Company.  The Company paid legal fees to Conroy Simberg for services rendered in the amount of approximately $6,538 and $26,286 in 2014 and 2015, respectively.  We believe that the fees charged for services provided by Conroy Simberg are on terms at least as favorable as those that we could secure from a non-affiliated law firm.

During 2014 and 2015, Michael H. Braun, the Company’s Chief Executive Officer and President, received the compensation described in "Executive Compensation" above.  Mr. Braun’s brother received salary compensation of $137,412 and $148,917 for his services as the Vice President of Accounting and Finance in 2014 and 2015, respectively.  We believe that the compensation provided to this individual is comparable to that paid by other companies in our industry and market for similar positions.

We have adopted a written policy that any transactions between the Company and executive officers, directors, principal shareholders or their affiliates take place on an arm’s-length basis and require the approval of a majority of our independent directors, as defined in the Nasdaq Rules.

The Board has determined that the following directors are independent pursuant to the Nasdaq Rules applicable to the Company:  Bruce F. Simberg, Carl Dorf, Richard W. Wilcox Jr., Jenifer G. Kimbrough, Thomas A. Rogers and William G. Stewart.   In making the independence determination with respect to Mr. Simberg, the Board considered the fact that Conroy Simberg has provided legal services to the Company during the past 19 years. Nevertheless, the fees paid by the Company in connection with the legal services provided by Conroy Simberg during the past three fiscal years do not exceed the amounts set forth in Nasdaq Rule 5605(a)(2)(D) and, therefore, the Board has determined that Mr. Simberg qualifies as an independent director under Nasdaq Rule 5605(a)(2).

PROPOSAL TWO:  ADVISORY (NON-BINDING) VOTE
APPROVING EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) enables the Company’s shareholders to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

As we describe in the Compensation Discussion and Analysis section and the accompanying compensation tables and narrative discussion contained in this proxy statement, we have designed our executive compensation programs to drive our long-term success and increase shareholder value. We utilize our executive compensation programs to provide compensation that will (i) attract and retain executive talent, (ii) encourage our executive officers to perform at their highest levels by directly linking a material portion of their total compensation with key Company financial and operational performance objectives, and (iii) directly align our executive compensation with shareholders’ interests through the grants of equity-based incentive awards.

Our Compensation Committee has overseen the development and implementation of our executive compensation programs using these core compensation principles as a guide. Our Compensation Committee also routinely reviews, evaluates and updates our executive compensation programs as needed to ensure that we continue to provide competitive compensation that motivates our Named Executive Officers to perform at their highest levels while simultaneously increasing long-term shareholder value.

The Company believes the focus on sound, profitable growth best serves the interests of its shareholders.  Please read the “Compensation Discussion and Analysis” beginning on page 19 for additional details about the Company’s executive compensation programs, including information about the fiscal year 2015 compensation of the Company’s Named Executive Officers.

This non-binding say-on-pay vote gives you, as a shareholder, the opportunity to express your approval or disapproval of the compensation of our Named Executive Officers that is disclosed in this proxy statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

“RESOLVED, that the shareholders of Federated National Holding Company approve, on an advisory basis, the compensation of the executive officers named in this proxy statement as described under “Executive Compensation,” including the Compensation Discussion and Analysis and related tabular and narrative disclosure, contained in this proxy statement.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, our Compensation Committee will take into account the outcome of the shareholder vote on this proposal when considering future executive compensation decisions and arrangements.

The Board of Directors recommends that you vote “FOR” Proposal 2 to approve, on an advisory basis, the Company’s executive compensation.

PROPOSAL THREE:  ADVISORY (NON-BINDING) VOTE TO DETERMINE
THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables the Company’s shareholders to indicate how frequently the Company should seek an advisory vote on the compensation of the Company’s Named Executive Officers, such as Proposal 2 above. By voting on this Proposal 3, shareholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation once every year, every two years or every three years.

After careful consideration of this proposal, the Company’s Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company at this time, and therefore the Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, the Board considered that the Company’s executive compensation policies are designed to promote a long-term connection between pay and performance and an advisory vote on executive compensation every year will allow the Company’s shareholders to provide direct input on the Company’s long-term compensation philosophy, policies and practices. The Company understands that shareholders may have different views as to what is the best approach for the Company and looks forward to hearing from shareholders on this proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold a shareholder vote to approve the compensation of the named executive officers in this proxy statement as described under “Executive Compensation,” including the Compensation Discussion and Analysis and related tabular and narrative disclosure, contained in this proxy statement.”

The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. Shareholders are not voting to approve or disapprove of the Board’s recommendation. Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of the Company’s shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by the Company’s shareholders and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to the Company’s compensation programs.

The Board of Directors recommends that shareholders select “ONE YEAR” on Proposal 3 recommending, on an advisory basis, the frequency of advisory votes on executive compensation.

PROPOSAL FOUR: APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS

The Board of Directors has recommended that the Company's shareholders approve an amendment to the Company's Articles of Incorporation and Bylaws to eliminate supermajority voting provisions contained in the Articles of Incorporation and Bylaws as described below. A copy of the proposed amendments to the Company’s Articles of Incorporation and Bylaws are attached to this proxy statement as Annex A and Annex B.

Background of Proposal

Currently, our Articles of Incorporation and Bylaws require the affirmative vote of the holders of at least 66-2/3% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote to amend certain provisions of the Articles of Incorporation and Bylaws.

In the Articles of Incorporation, those provisions are:

•	Article V (Directors)
•	Article VII (Special meetings of shareholders)
•	Article VIII (No shareholder action without a meeting)
•	Article X (Bylaws)

In the Bylaws, those provisions are:

•	Article II, Section 2 (Who can call special meetings of shareholders)
•	Article II, Section 9 (No action by shareholders without a meeting)
•	Article II, Section 10 (Advance notice of the intention to make a proposal at the meeting)
•	Article III (Directors)
•	Article X (Amendments to the Bylaws)

Each of these provisions in the Articles of Incorporation and Bylaws require the affirmative vote of the holders of at least 66-2/3% of the voting power of all then-outstanding shares of the Company’s capital stock entitled to vote for the shareholders to adopt, amend or repeal any of these provisions (collectively, the “Supermajority Voting Provisions”).

In recent years, shareholders of many public companies have requested the complete elimination of the supermajority voting standard for shareholder actions, and a number of companies have effected such changes. Our Board recognizes that the 66-2/3% voting threshold for certain amendments to our Articles of Incorporation, or for changes to Bylaws initiated by shareholders, is high and increasingly disfavored for public companies, as they pose a challenging threshold for shareholders to effect certain changes provided for under state corporate law.

For this reason, the Board determined that it is in the best interests of the Company and its shareholders to eliminate the Supermajority Voting Provisions in the Articles of Incorporation and Bylaws and replace them with a requirement that these provisions may be amended by the vote of a majority of shares outstanding. The majority of shares outstanding voting standard is a higher standard than the standard required by the Florida Business Corporation Act, which would permit amendments to be approved by a majority of votes cast.  Nevertheless, the Board believes that replacing the Supermajority Voting Provisions with a majority of shares outstanding voting standard will permit the Company’s shareholders to have greater influence over the Company’s governance and align the Company’s policy with recognized corporate governance best practices. Accordingly, the Board is recommending that the shareholders vote in favor of this proposal.

Amendment of Articles of Incorporation and Bylaws

The proposed amendments to our Articles of Incorporation and Bylaws that would replace the Supermajority Voting Provisions with a majority of shares outstanding voting standard are set forth in Annex A and Annex B.  Approval of this proposal would result in the amendment of all of the Supermajority Voting Provisions.

If the proposed amendments are approved and adopted by our shareholders, our Board will amend our Articles of Incorporation to reflect the revisions as set forth in Annex A. Such amendments will be effective upon filing with the Secretary of State of the State of Florida, which will occur promptly after the Annual Meeting. If the proposed amendments are not approved and adopted by our shareholders, the Supermajority Voting Provisions in the Articles of Incorporation will remain in effect.

In addition, if the proposed amendments to the Bylaws are approved and adopted by our shareholders, the Company will amend its Bylaws to reflect the revisions as set forth in Annex B.  If the proposed amendments are not approved and adopted by our shareholders, the Supermajority Voting Provisions in the Bylaws will remain in effect.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of 66-2/3% of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Recommendation

The Board of Directors recommends that you vote FOR the amendment to the Company's Articles of Incorporation and Bylaws replacing the Supermajority Voting Provisions with a Majority Voting Standard.

PROPOSAL FIVE: APPROVE AMENDMENTS TO THE COMPANY'S ARTICLES OF INCORPORATION AND BYLAWS TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES REQUIRED TO CALL A SPECIAL MEETING

The Board of Directors has recommended that the Company's shareholders approve amendments to the Company's Articles of Incorporation and Bylaws to reduce the percentage of outstanding shares required to call a special meeting, as described below.  A copy of the proposed amendments to the Company’s Articles of Incorporation and Bylaws are attached to this proxy statement as Annex C.

Background of Proposal

Currently, our Articles of Incorporation and Bylaws require the vote of 33% of the outstanding shares of our capital stock to call special meetings of the shareholders of the Company. Special meetings of the shareholders may also be called by a majority of the members of the Board or the Chairman of the Board. The ability of any other person or persons to call a special meeting of the shareholders of the Company is specifically denied in both the Articles of Incorporation and Bylaws.

In reviewing the Company’s corporate governance policies and following discussions with many of our shareholders, our Board determined that it was appropriate in certain circumstances to provide our shareholders with a more enhanced right to call a special meeting and bring to a vote those matters that are of interest to our shareholders and properly brought before such a meeting. The proposed amendments to our Articles of Incorporation and Bylaws would expand the persons who may call a special meeting to include one or more shareholders holding, in the aggregate, a “net long position” (as defined below) in shares representing at least 25% of the outstanding shares.

While the Board recognizes that providing for a shareholder right to call special meetings is consistent with corporate governance best practices, the Board also believes that special meetings of shareholders should be extraordinary events that are held only when fiduciary obligations or strategic concerns require that the matters to be addressed not be delayed until the next annual meeting. Moreover, because special meetings are expensive and time-consuming for the Company and potentially disruptive to its normal business operations, the Board believes that a small percentage of shareholders should not be entitled to utilize the right to call a special meeting for their own interests, which may not be shared by the majority of the Company’s shareholders. Finally, as described in this proxy statement under the caption “Shareholder Matters—Shareholder Communication with the Board,” the Company has an established process by which shareholders may communicate directly with the Board, including the non-management directors, throughout the year on any topics of interest to shareholders. In light of these considerations, the Board believes that a reasonable balance among complying with corporate governance best practices, enhancing shareholder rights and adequately protecting the long-term interests of the Company and its shareholders is achieved by proposing a “net long position” threshold of 25%, along with certain procedural requirements and limitations, for shareholders to call a special meeting. The net long position requirement similarly protects against a meeting being called by shareholders whose interests are transitory or are otherwise not aligned with other shareholders’ interests in the long-term economic prospects of the Company. A shareholder’s “net long position” is generally defined as the number of shares of common stock in which the shareholder holds a positive (also known as “long”) economic interest, reduced by the number of shares of common stock in which the shareholder holds a negative (also known as “short”) economic interest.

Amendments to Articles of Incorporation and Bylaws

The proposed amendments to our Articles of Incorporation and Bylaws that would allow persons holding, in the aggregate, a net-long position in shares representing at least 25% of the outstanding shares (the “Special Meeting Amendments”) to call special meetings of shareholders are set forth in Annex C.

If the proposed amendments are approved and adopted by our shareholders, our Board will amend our Articles of Incorporation to reflect the revisions as set forth in Annex C. Such amendment will be effective upon filing with the Secretary of State of the State of Florida, which will occur promptly after the Annual Meeting. If the proposed amendments are not approved and adopted by our shareholders, shareholders will only have the ability to call a special meeting of the shareholders with the approval of 33% of the outstanding shares.

In addition, if the proposed amendments are approved and adopted by our shareholders, the Company will amend its Bylaws to reflect the revisions as set forth in Annex C.  If the proposed amendments are not approved and adopted by our shareholders, shareholders will only have the ability to call a special meeting of the shareholders with the approval of 33% of the outstanding shares.

Bylaw Limitations and Procedures

The Board approved corresponding amendments to its Bylaws, which would only become effective upon shareholder approval of the Special Meeting Amendments, as set forth in Annex C. The Bylaw amendments would impose certain procedural requirements on shareholders requesting a special meeting (including the provision of the same information required for shareholder proposals at annual meetings under our advance notice Bylaw provisions). The Bylaw amendments would also impose qualifications designed to prevent duplicative and unnecessary meetings by eliminating proposals that, as determined by the Board:

•	are not proper subjects for shareholder action under, or involve a violation of, applicable law;

•	are received during the period beginning 120 days prior to the anniversary of the prior annual meeting of shareholders and ending on the date of the next annual meeting of shareholders;

•	are substantially similar to another proposal, other than the election or removal of directors, that was presented at a meeting of shareholders held within the prior 12 months;

•	relate to the election or removal of directors, and the election or removal of directors was presented at an annual or special meeting of shareholders held within 120 days prior to the date the special meeting request was delivered;

•	are substantially similar to another proposal, including the election or removal of directors, that is included in the Company’s notice as an item of business to be brought before a shareholder meeting that has been called but not yet held or that is called for a date within 120 days of the receipt of the request;

•	are made in a manner that violates Regulation 14A under the Exchange Act; or

•	are presented by a shareholder that has violated the reporting requirements of Section 13 of the Exchange Act.

The Bylaw amendment would provide that a special meeting must be called within 120 days after the receipt by the Company’s Corporate Secretary of valid requests by holders of the requisite number of shares.

Advance Notice Bylaws

The Company’s advance notice provisions set forth in Article II, Section 10 of the Bylaws and the advance notice provisions regarding the nomination of directors set forth in Article III, Section 13 of the Bylaws would remain intact.

Required Vote

Approval of this proposal requires the affirmative vote of the holders of 66-2/3% of the outstanding shares of common stock entitled to vote. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Recommendation

The Board of Directors recommends that you vote FOR the amendment to the Company's Articles of Incorporation and Bylaws reducing the percentage of outstanding shares required to call a special meeting.

REPORT OF THE AUDIT COMMITTEE

This report shall not be deemed incorporated by reference by a general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The preparation and completion of the Company’s consolidated financial statements and SEC reports has three parts.  The Company’s management team is responsible for the Company’s internal controls and the financial reporting. The Company’s independent auditors are responsible for performing the independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue its report on our financial statements. The Audit Committee of the Board, which is one of the Board’s standing committees, is responsible for monitoring and overseeing these processes.

Our Audit Committee currently consists of three non-employee directors, Jenifer G. Kimbrough, Richard W. Wilcox Jr. and Carl Dorf, each of whom the Board has determined to be an independent director as defined in the Nasdaq Rules. The Audit Committee operates under a written charter adopted by the Board, which is available at www.fednat.com under the “Investors” tab and the link “Corporate Governance.”

At each of the Audit Committee’s regularly scheduled meetings during 2015, the Audit Committee met with the senior members of the Company’s financial reporting and accounting group and the independent auditors. The Audit Committee’s agenda is established by the chair in consultation with the Company’s Chief Financial Officer. The Audit Committee also met with the Company’s independent auditors in private sessions at certain of its meetings, and also separately with the Company’s head of internal audit, without management representation, to discuss financial management, accounting and internal control issues. The Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, including a discussion of the acceptability and quality of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP. The Audit Committee discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.

The Company’s independent auditors also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence. The Committee discussed with the independent auditors the firm’s independence and considered whether the non-audit services provided by the independent auditors are compatible with maintaining their independence.

Based on the Audit Committee’s discussions with management and the independent auditors, and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.

Respectfully Submitted
July 14, 2016

/s/ Jenifer G. Kimbrough, Chairman
/s/ Carl Dorf
/s/ Richard W. Wilcox Jr.

PROPOSAL SIX:  RATIFICATION OF SELECTION OF AUDITORS

The Audit Committee, which is responsible for the appointment, compensation and oversight of our independent auditors, has engaged Ernst & Young LLP (“E&Y”) as independent auditors to audit our consolidated financial statements for the year ending December 31, 2016. As a matter of good corporate governance, we are requesting that shareholders ratify the Audit Committee’s appointment of E&Y as independent auditors. If shareholders do not ratify the appointment of E&Y, the Audit Committee will reevaluate the appointment, but may retain such independent auditor.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Representatives of E&Y will be present at the Annual Meeting and will have the opportunity to make a statement and be available to respond to appropriate questions by shareholders.

Change in Independent Registered Public Accounting Firm

Dismissal of Goldstein Schechter Koch.  On July 15, 2015, the Audit Committee of the Board of Directors approved the dismissal of Goldstein Schechter Koch (“GSK”) as the Company’s independent registered public accounting firm, effective July 15, 2015.

GSK previously audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013.  GSK’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2014 and December 31, 2013 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended July 15, 2015, the Company had no disagreement with GSK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goldstein Schechter Koch, would have caused GSK to make a reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2014 and December 31, 2013 and there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

Engagement of E&Y.  On July 15, 2015, the Audit Committee approved the engagement of E&Y as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2015, effective July 15, 2015. The engagement of E&Y was ratified by the shareholders at the 2015 annual meeting. During the fiscal years ended December 31, 2014 and December 31, 2013, and through the subsequent interim period ended July 15, 2015, neither the Company nor anyone on its behalf has consulted with E&Y regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2015 and 2014 by E&Y and GSK:

	Year Ended December 31, 2015		Year Ended December 31, 2014
Audit fees (1)	$1,299,760	(2)	$568,519	(3)
Audit-related fees (4)	6,425	(5)	31,040	(3)
Tax fees (5)	-		-
All other fees (6)	-		-
Total	$1,306,185	(2)	$599,559	(3)

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.
(2)	Represent $0.9 million for fees billed by E&Y and $0.4 million for fees billed by GSK.
(3)	Represent fees billed by GSK.
(4)	Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit fees.”
(5)	Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and international tax compliance, acquisitions and international tax planning.
(6)	All other fees consist of fees for products and services other than the services reported above.

Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audited services to be provided by E&Y.  The Audit Committee considers and approves at each meeting, as needed, anticipated audit and permissible non-audit services to be provided during the year and estimated fees.  The Audit Committee Chairman may approve permissible non-audit services with subsequent notification to the  Audit Committee.  All such services rendered to us in 2015 were pre-approved in accordance with these procedures.

E&Y has advised the Company that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, Director, Executive Officer or employee.  All professional services rendered by E&Y during the fiscal year ended December 31, 2015 were furnished at customary rates and were performed by full-time, permanent employees.

Vote Required and Recommendation

The selection of E&Y as our independent certified public accountants for the 2016 fiscal year will be ratified if the affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy at the Annual Meeting votes for ratification.  Abstentions will be counted as present at the Annual Meeting for purposes of this matter and will have the effect of a vote against the ratification of the appointment of E&Y as independent auditors.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2016 fiscal year.

SHAREHOLDER MATTERS

Shareholder Communications with the Board

Any shareholder may communicate by mail with the Board or individual directors by contacting the Company’s Corporate Secretary, Federated National Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323 or via our website at www.FedNat.com.  The Board has instructed the Corporate Secretary to review this correspondence and determine, in his or her discretion, whether matters submitted are appropriate for Board consideration. The Corporate Secretary may also forward certain communications elsewhere in the Company for review and possible response.  In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys and business solicitations or advertisements or patently offensive or otherwise inappropriate material will not be forwarded to the Board.

Shareholder Proposals for Inclusion in 2017 Proxy Statement

Pursuant to Rule 14a-8 of the SEC’s proxy rules, a shareholder intending to present a proposal to be included in the proxy statement for our 2017 Annual Meeting of Shareholders must deliver a proposal in writing to our principal executive offices no later than March 28, 2017 (or a reasonable time before we begin to print and mail the proxy materials for the 2017 annual meeting, if we change the date of the 2017 annual meeting more than 30 days from the date of this year’s Annual Meeting).  Proposals should be addressed to:  Corporate Secretary, Federated National Holding Company, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.  Proposals of shareholders must also comply with the SEC’s rules regarding the inclusion of shareholder proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

Other Shareholder Proposals for Presentation at 2017 Annual Meeting

Shareholder proposals intended to be presented at, but not included in the proxy materials for, our 2017 Annual Meeting of Shareholders, including director nominations for election to our Board, must be timely received by us in writing at our principal executive offices, addressed to the Corporate Secretary of the Company as indicated above.  Under the Company’s Bylaws, to be timely, a shareholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 60 days, nor more than 90 days, prior to the meeting.  If we give less than 70 days’ notice or prior public disclosure of the meeting date, however, notice by a shareholder will be timely given if received by the Company not later than the close of business on the tenth day following either the date we publicly announce the date of our annual meeting or the date of mailing of the notice of the meeting, whichever occurs first.  A shareholder’s notice to the Corporate Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting:

•	A brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,

•	The name and record address of the shareholder proposing such business,

•	The class and number of shares beneficially owned by the shareholder, and

•	Any material interest of the shareholder in such business.

The SEC’s rules permit our management to vote proxies on a proposal presented by a shareholder as described above, in the discretion of the persons named as proxy, if:

•	We receive timely notice of the proposal and advise our shareholders in that year’s proxy materials of the nature of the matter and how management intends to vote on the matter; or

•	We do not receive timely notice of the proposal in compliance with our Bylaws.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting.  If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will, to the extent permitted by applicable law, vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless those shareholders have notified us of their desire to receive multiple copies of the proxy statement.

Shareholders residing at the same address who currently receive only one copy of the proxy statement and who would like to receive an additional copy of the proxy statement for this Annual Meeting or in the future may contact our Corporate Secretary by phone at (800) 293-2532 or by mail to our Corporate Secretary, 14050 N.W. 14 Street, Suite 180, Sunrise, Florida 33323.

By Order of the Board of Directors
REBECCA L. SANCHEZ, Corporate Secretary
Sunrise, Florida
July 26, 2016

ANNEX A

Proposed Amendments to Articles of Incorporation to Remove Supermajority Voting Requirements *

ARTICLE V - BOARD OF DIRECTORS

...

E.        Amendments.      Notwithstanding anything contained in these Articles of Incorporation to the contrary, this Article V shall not be altered, amended or repealed except by an affirmative vote of at least a majority ~~two-thirds~~ of the outstanding shares of capital stock of the Company entitled to vote for the election of directors.

ARTICLE VII - SPECIAL MEETINGS OF SHAREHOLDERS

Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of shareholders of the Company may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, (ii) the Company's Chief Executive Officer or (iii) the holders of at least one-third of the outstanding shares of capital stock of the Company. Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, this Article VII shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.

ARTICLE VIII - NO SHAREHOLDER ACTION WITHOUT A MEETING

Any action required or permitted to be taken by the shareholders of the Company shall be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such holders. Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, this Article VIII shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.

ARTICLE X - BYLAWS

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or any part hereof. Certain provisions of the Bylaws, as stated therein, may not be altered, amended or repealed except by the affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose. Except for such provisions requiring a ~~two-thirds~~ a majority vote to alter, amend or repeal, the Bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the shareholders upon the affirmative vote of at least a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.

A-1

Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, this Article X shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.

•	Does not reflect the changes to Article VII that would result if Proposal 5 is approved by the shareholders; please see Annex C for those changes.

A-2

ANNEX B

Proposed Amendments to Bylaws to Remove Supermajority Voting Provisions *

ARTICLE II
Meetings of Shareholders

...

Section 2.          Special Meetings.  Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of shareholders of the Company may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, (ii) the Company’s Chief Executive Officer or (iii) the holders of at least one-third of the outstanding shares of capital stock of the Company. Special meetings of shareholders may be held at such time and date, and at such place, within or without the State of Florida, as shall be designated by the Board of Directors and set forth in the notice of meeting required pursuant to Section 3 of this Article. Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 2 shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders’ meeting duly called for such purpose. Only such business as is set forth in the notice of a special meeting may be transacted at such Special Meeting.

...

Section 9.          No Shareholder Action Without a Meeting.  Any action required or permitted to be taken by the shareholders of the Company shall be taken at a duly called annual or special meeting of such holders and may not be taken by any consent in writing by such holders. Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 9 shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders’ meeting duly called for such purpose.

Section 10.        Advance Notice of Shareholder Proposed Business at Annual Meeting.  At an annual meeting of the shareholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a shareholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a shareholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A shareholder’s notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

B-1

Notwithstanding anything in the Bylaws to the contrary, no business shall he conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 10; provided, however, that nothing in this Article II, Section 10, shall be deemed to preclude discussion by any shareholder of any business properly brought before the annual meeting in accordance with said procedure.

The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article II, Section 10, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Notwithstanding anything contained in the Bylaws to the contrary, this Article II, Section 10 shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~  a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

ARTICLE III
Directors

...

Section 14.          Amendments.  Notwithstanding anything contained in the Bylaws to the contrary, this Article III shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote thereon.

ARTICLE X
Amendment

The Board of Directors shall have the power to adopt, amend or repeal the Bylaws or any part hereof. Certain provisions of the Bylaws, as stated herein, may not be altered, amended or repealed except by the affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders’ meeting duly called for such purpose. Except for such provisions requiring a ~~two-thirds~~ majority vote to alter, amend or repeal, the Bylaws may be altered, amended or repealed, and new bylaws may be adopted, by the shareholders upon the affirmative vote of at least a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders’ meeting duly called for such purpose. Notwithstanding anything contained in these Bylaws to the contrary, this Article X shall not be altered, amended or repealed except by an affirmative vote of at least ~~two-thirds~~ a majority of the outstanding shares of capital stock of the Company entitled to vote at a shareholders’ meeting duly called for such purpose.

*  Does not reflect the changes to Article II, Section 2 that would result if Proposal 5 is approved by the shareholders; please see Annex C for those changes.

B-2

ANNEX C

Proposed Amendments to Articles of Incorporation and Bylaws to Reduce Percentage Required to Call Special Meetings of Shareholders *

Proposed amendment to Articles of Incorporation:

ARTICLE VII - SPECIAL MEETINGS OF SHAREHOLDERS

Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of shareholders of the Company may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, (ii) the Company's Chief Executive Officer or (iii) ~~the holders of at least one-third of the outstanding shares of capital stock of the Company~~ holders of record who hold, in the aggregate, a net long position (as defined in the Bylaws of the Company) in shares representing at least twenty-five percent (25%) of the outstanding shares of the Company (the “Requisite Percentage”) at the time the special meeting is called and who continue to hold such Requisite Percentage through the date of such special meeting of the shareholders of the Company, subject to and in compliance with the procedures and other requirements as provided in the Bylaws of the Company. Notwithstanding anything contained in these Amended and Restated Articles of Incorporation to the contrary, this Article VII shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote at a shareholders' meeting duly called for such purpose.

Proposed amendment to Bylaws:

ARTICLE II
Meetings of Shareholders

Section 2.          Special Meetings.  Except as otherwise required by law and subject to the rights of the holders of the Preferred Stock, special meetings of shareholders of the Company may be called only by (i) the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors, (ii) the Company’s Chief Executive Officer or (iii) ~~the holders of at least one-third of the outstanding shares of capital stock of the Company~~ holders of record who hold, in the aggregate, a net long position (as defined below) in shares representing at least twenty-five percent (25%) of the outstanding shares of the Company (the “Requisite Percentage”) at the time the special meeting is called and who continue to hold such Requisite Percentage through the date of such special meeting of the shareholders of the Company, subject to and in compliance with the procedures and other requirements as provided herein. Special meetings of shareholders may be held at such time and date, and at such place, within or without the State of Florida, as shall be designated by the Board of Directors and set forth in the notice of meeting required pursuant to Section 3 of this Article. Notwithstanding anything contained in these Bylaws to the contrary, this Article II, Section 2 shall not be altered, amended or repealed except by an affirmative vote of at least two-thirds of the outstanding shares of capital stock of the Company entitled to vote at a shareholders’ meeting duly called for such purpose. Only such business as is set forth in the notice of a special meeting may be transacted at such Special Meeting.

(a)    In order for a special meeting to be called upon shareholder request (“Shareholder Requested Special Meeting”), one or more requests for a special meeting (each, a “Special Meeting Request” and, collectively, the “Special Meeting Requests”), must be signed by Proposing Persons that have a combined Net Long Position of at least the Requisite Percentage. In determining whether a Shareholder Requested Special Meeting has been properly requested by Proposing Persons that have a combined Net Long Position of at least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary will be considered together if  (i) each Special Meeting Request generally identifies the same purpose or purposes of the Shareholder Requested Special Meeting and generally the same matters proposed to be acted on at such meeting (in each case as determined in good faith by the Board of Directors), and (ii) such Special Meeting Requests have been dated and delivered to the Secretary within thirty (30) days of the earliest dated Special Meeting Request. Additionally, the Special Meeting Request(s) shall provide in reasonable detail, the following:

(1)  As to each Proposing Person, (w) the name and address of such Proposing Person (including, if applicable, the name and address as they appear on the Company’s books), (x) reasonable evidence demonstrating the Proposing Person’s Net Long Position, (y) a representation that such Proposing Person intends to hold a Net Long Position of at least the Requisite Percentage through the date of the Shareholder Requested Special Meeting, and (z) an acknowledgment by the Proposing Person that any reduction in such Proposing Person’s Net Long Position with respect to which a Special Meeting Request relates following the delivery of such Special Meeting Request to the Secretary shall constitute a revocation of such Special Meeting Request to the extent such reduction results in such Proposing Person(s) no longer owning, together with all other deemed Proposing Persons pursuant to this clause at least the Requisite Percentage (provided that the change of any right to acquire capital share into such capital share will not be considered a reduction);

(2)    As to the purpose or purposes of the Shareholder Requested Special Meeting, a reasonably brief statement of the purpose or purposes of the Shareholder Requested Special Meeting, the matter(s) proposed to be acted on at the Shareholder Requested Special Meeting and the reasons for conducting such business at the Shareholder Requested Special Meeting, and the text of any proposal or business to be considered at the Shareholder Requested Special Meeting (including the text of any resolutions proposed to be considered and, in the event that such business includes a proposal to amend the Articles of Incorporation or Bylaws, the language of the proposed amendment); and

(3)    To the extent not duplicative of the information called for by Article II, Section 2, the information as would be required by Article II, Section 10 of these Bylaws, including, without limitation, the information regarding any material interest of the Proposing Person in the matter(s) proposed to be acted on at the Shareholder Requested Special Meeting, all agreements, arrangements or understanding between or among any Proposing Person and any other record holder or beneficial owner of shares of any class or series of capital share of the Company, and all information required by Article III, Section 13 with respect to director nominations.

(4)    For purposes of this Article II, Section 2, the following terms shall have the following meanings:

“Proposing Person” shall mean (x) each shareholder that is a beneficial owner or record owner that signs a Special Meeting Request pursuant to Article II, Section 2, (y) the beneficial owner or beneficial owners, if different, on whose behalf such Special Meeting Request is made, and (z) any other person with whom such shareholder or such beneficial owner (or any of their respective associates or other participants in such solicitation) is acting. For clarity, a shareholder may act as a Proposing Person under a voting arrangement or agreement or a proxy from another person which affords the Proposing Person the right to vote or direct the vote of shares of common share of the Company held beneficially or of record by such other person.

“Net Long Position” shall be determined with respect to each Proposing Person in accordance with the definition thereof set forth in Rule 14e-4 under the Securities Exchange Act of 1934 (the “Exchange Act”), provided that (x) for purposes of such definition, in determining such Proposing Person’s “short position,” the reference in such Rule to “the date the tender offer is first publicly announced or otherwise made known by the bidder to the holders of the security to be acquired” shall be the date of the relevant Special Meeting Request and the reference to the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Company’s common share on the Nasdaq Share Market on such date (or, if such date is not a trading day, the next succeeding trading day) and (y) the net long position of such Proposing Person shall be reduced by the number of shares as to which such Proposing Person does not, or will not, have the right to vote or direct the vote at the special meeting of shareholders or as to which such Proposing Person has entered into any derivative or other agreement, arrangement or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares. Whether the Proposing Person has complied with the requirements of this definition shall be determined in good faith by the Board, which determination shall be conclusive and binding on the Company and the shareholders.

(b)    Notwithstanding anything to the contrary in this Article II, Section 2:

(1)    The Secretary shall not accept, and shall consider ineffective, a Special Meeting Request if  (u) such Special Meeting Request does not comply with Article VII of the Company’s Articles of Incorporation and these Bylaws, or relates to an item of business that is not a proper subject for shareholder action under applicable law, (v) the Special Meeting Request is received by the Company during the period commencing one hundred twenty (120) days prior to the first anniversary of the date of the immediately preceding annual meeting of shareholders and ending on the date of the final adjournment of the next annual meeting of shareholders, (w) an identical or substantially similar item (a “Similar Item”) to that included in the Special Meeting Request was presented at any meeting of shareholders held within one (1) year prior to receipt by the Company of such Special Meeting Request, (x) a Similar Item, including the election or removal of directors, is already included in the Company’s notice as an item of business to be brought before a meeting of the shareholders that has been called but not yet held, (y) such Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act, or other applicable law or (z) such Special Meeting Request is presented by a shareholder that has violated the reporting requirements of Section 13 of the Exchange Act. For purposes hereof, a Similar Item will not include the proposal for an election or removal of one or more directors, unless such proposal was presented at an annual meeting of the shareholders or special meeting of the shareholders which was held within one hundred twenty (120) days of the Secretary’s receipt of the Special Meeting Request.

(2)    Business transacted at any Shareholder Requested Special Meeting shall be limited to the purpose stated in the valid Special Meeting Request: provided however, that nothing shall prohibit the Board of Directors from submitting matters to the shareholders at any Shareholder Requested Special Meeting or other shareholder submitting nominations under Article III, Section 13 if such Shareholder Requested Special Meeting includes the election of directors.

(3)    Any Proposing Person may revoke a Special Meeting Request by written revocation delivered to, or mailed and received by, the Secretary at any time prior to the date of the Shareholder Requested Special Meeting. In the event any revocation(s) are received by the Secretary after the Secretary’s receipt of a valid Special Meeting Request(s) from Proposing Persons holding the Requisite Percentage or any Special Meeting Request is deemed to be revoked, and as a result of such revocation(s), there no longer are valid unrevoked Special Meeting Request(s) from Proposing Persons holding the Requisite Percentage, the Board of Directors shall have the discretion to determine whether or not to proceed with the Shareholder Requested Special Meeting.

(4)    Notwithstanding anything in these Bylaws to the contrary, the Secretary shall not be required to call a special meeting except in accordance with Article VIII of the Articles of Incorporation and this Article II, Section 2. In addition to the requirements of this Article II, Section 2, each Proposing Person shall comply with all requirements of applicable law, including all requirements of the Exchange Act, with respect to any Special Meeting Request.

(c)    In connection with a Shareholder Requested Special Meeting called in accordance with this Article II, Section 2, each Proposing Person that signed and delivered a Special Meeting Request shall further update and supplement the information previously provided to the Company in connection with such request, if necessary, so that the information provided or required to be provided in such request pursuant to this Article II, Section 2 shall be true and correct as of the record date for notice of the Shareholder Requested Special Meeting and as of the date that is ten (10) business days prior to the Shareholder Requested Special Meeting or any adjournment or postponement thereof. Such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Company not later than five (5) business days after the record date for notice of the special meeting (in the case of the update and supplement required to be made as of such record date), and not later than eight (8) business days prior to the date for the special meeting or any adjournment or postponement thereof. As used herein, the term “business day” shall mean any day that is not a Saturday or Sunday or a day on which banks in the city of the Company’s principal place of business are required or permitted to close.

(d)    The Secretary shall cause notice to be given to the shareholders entitled to vote, in accordance with the provisions of Article II of these Bylaws, that a Shareholder Requested Special Meeting will be held not more than one hundred twenty (120) days after receipt of a Special Meeting Request properly made in accordance with Article VIII of the Articles of Incorporation and these Bylaws.

*  Does not reflect the changes that would result if Proposal 4 is approved by the shareholders; please see Annex A and Annex B for those changes.

The Board of Directors recommends a vote FOR all of the listed nominees. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02EKCB 1 U P X + Annual Meeting Proxy Card . B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 2. ADVISORY VOTE TO APPROVE THE COMPANY’S EXECUTIVE COMPENSATION 4. TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION AND BYLAWS TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS 5. TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION AND BYLAWS TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES REQUIRED TO CALL A SPECIAL MEETINGs 1 Year 2 Years 3 Years Abstain 3. ADVISORY VOTE TO APPROVE THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION ONCE EVERY 1, 2 OR 3 YEARS For Against Abstain For Against Abstain 6. TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2016 FISCAL YEAR Note: To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof. 01 - Michael H. Braun Class I Directors: 02 - Jenifer G. Kimbrough 03 - Bruce F. Simberg Class II Directors: 04 - William G. Stewart A Proposal 1. ELECTION OF DIRECTORS For Against Abstain For Against Abstain For Against Abstain For Against Abstain 05 - Thomas A. Rogers Class III Directors: qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on September 12, 2016. Vote by Internet • Go to www.investorvote.com/FNHC • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 13, 2016 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Michael H. Braun and Bruce F. Simberg, acting individually, as Proxy(ies), each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share (the “Common Stock”), of Federated National Holding Company (the "Company") held of record by the undersigned on July 14, 2016 at the Annual Meeting of Shareholders to be held on September 13, 2016 or any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted FOR all nominees for director, FOR Proposal 2, FOR “1 Year” with respect to Proposal 3, and FOR Proposals 4, 5 and 6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof. PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES REVOCABLE PROXY — FEDERATED NATIONAL HOLDING COMPANY C Non-Voting Items Change of Address — Please print new address below. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD. + + qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q